UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
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                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
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                                   SUITE 300
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                               DALLAS, TX  75231
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              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                                 -------------
                        DAVID W. TICE & ASSOCIATES, LLC
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                          43-46 NORRE GADE, SUITE 137
                          ---------------------------
            CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS 00802
            -------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
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               Registrant's telephone number, including area code

Date of fiscal year end:  SEPTEMBER 30, 2005
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Date of reporting period:  MARCH 31, 2005
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ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

SEMI-ANNUAL REPORT                                               MARCH 31, 2005

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                                                    May 24, 2005

Dear fellow shareholders:

The Prudent Bear Fund returned -3.50% and -8.77% for the six and 12-month periods ending March 31, 2005, while the S&P 500 returned 6.88% and 6.69%, and the NASDAQ Composite returned 5.73% and 0.83% for the same periods. For the six and 12-month periods, the Prudent Global Income Fund returned 2.40% and 1.58% respectively.

The first quarter of 2005 marked the second year of the stock market's generally rising trend. While many argue that stocks are in a new bull market with much further to run, we continue to believe that stocks are in a secular bear market which will soon become more apparent as stocks resume their decline. Certainly the rally and increased volatility has been challenging for the Prudent Bear Fund with major stock market indices hitting 3 1/2-year highs in March. Our strategy during this period has been to reduce short exposure at the margin when deemed appropriate, cut back on put option positions and avoid individual short positions in more volatile names. We began increasing short exposure in the first quarter of this year as we believed that the odds of stocks resuming their decline had increased. This more aggressive posture helped the fund produce a 2.99% return in the first quarter vs. a 2.15% loss for the S&P 500.

Although the spot gold price rose by more than 2% over the six month period, precious metals stocks lost further ground with the major gold stock indices falling by 8-13%. Precious metals stocks lost 10-15% over the 12 months and have weakened further since quarter end. While this sector boosted performance significantly in 2002 and 2003, precious metals stocks adversely affected returns over the past 18 months. The Prudent Bear Fund continues to hold long positions in this area because we believe that these stocks will provide excellent returns if the unwinding of the credit bubble affects the economy and financial system as we expect. Nevertheless, we have reduced our precious metals exposure over the six-month period to reduce intermediate term risk. As the economic and stock market environment deteriorates and the bear market resumes, we expect to continue to increase short exposure by adding to put options, individual short sales and index short positions. At the date of this writing, the fund has short exposure of 69%, an effective short position of about 90% (adjusting for the impact from stock options) with a 10.5% net allocation to precious metals stocks.

Although the Dollar Index (a measure of the dollar against a market basket of major foreign currencies) fell over the six and 12-month periods, a dollar rally began in the first quarter and continues as of this writing. The dollar was particularly strong against the euro and other European currencies in the first quarter.

Since its inception, the Prudent Global Income Fund has gradually shifted and broadened its exposure to various foreign currencies. Early on, the fund devoted most of its assets to the euro and the Swiss franc. We believed that investments in euro-denominated securities offered the best opportunity for a currency gain, and that the Swiss franc offered stability in the event of a dollar crisis. More recently, the fund has broadened its exposure, particularly increasing its allocation to Asian currencies including the Hong Kong dollar, Singapore dollar and Japanese yen, while reducing exposure to the euro. In our view, the Asian dollar plays have more attractive defensive characteristics (they are either pegged to or closely managed against the US dollar, and therefore likely to decline less in a dollar rally), yet also offer "offensive potential." Should China revalue its currency, almost every Asian currency would likely adjust to avoid becoming less competitive.

The Prudent Global Income Fund had a 13% allocation to gold bullion equivalent vehicles and precious metals stocks at quarter end. The average maturity of the fixed income allocation remains short (about 1 year) with only the highest quality credits (government issues) being purchased. We believe the fund remains positioned to help investors retain their global purchasing power in the event of further dollar weakness and potential crisis.

MARKET AND ECONOMIC VIEWS

In our last shareholder letter I suggested that our credit system had succumbed to dangerous "blow-off" dynamics. While indications of end-of-cycle extreme excess continue, important indications of heightened financial stress could very well be marking a major inflection point for the U.S. financial markets and economy.

There are today myriad indications of extreme excess. The first quarter trade deficit jumped 25% from a year earlier to a record $174 billion. For 2004, the current account deficit rose 25% to a record $666 billion, with a two-year rise of 40%. Despite a multi-year decline in the dollar, monthly trade deficits now routinely exceed $60 billion. First quarter imports rose 15% from one year ago, with a two-year gain of 28%.

March new home sales came in at a record 1.431 million annualized pace, double the annual average from the decade of the '90s. Existing home sales are currently approximately 70% above the '90s average. Year-to-date combined new and existing home sales are more than 8% ahead of last year's record pace. Adjustable rate and interest-only mortgages accounted for almost two-thirds of new mortgages during last year's second half. A recent report from the FDIC identified 55 local housing markets in "boom" conditions, up two-thirds from last year, and double the number at the peak of the late-'80s housing bubble.
An intense housing mania has taken hold up and down both coasts, with unprecedented numbers of home purchases for investment across the nation. According to the California Association of Realtors, "California households, with a median household income of $53,540, are $60,380 short of the $113,920
qualifying income needed to purchase a median-priced home..."   This is
unprecedented and we disagree strongly with Fed Chairman Greenspan that there is no national housing bubble.

Year-to-date, bank credit is expanding at a 13% annualized rate, rising sharply from 2004's robust 8% growth. Bank securities credit is growing at an 18% pace and real estate loans are growing at 13%. Asset-backed security issuance is running double digits ahead of last year's record pace, and outstanding commercial paper is expanding at an almost 19% rate. Total outstanding global derivative positions surpassed $220 trillion in notional value last year, having more than doubled over the preceding three years. Credit derivatives doubled in size in one year to $8.4 trillion, with credit default swaps rising 120%. Daily foreign exchange derivative turnover rose 57% last year to $1.9 trillion.

Worldwide central bank reserve positions rose $550 billion over the past year to $3.8 trillion. Chinese reserves rose 50% in twelve months to $659 billion, with the Chinese boom showing few indications of moderation. Foreign holdings of U.S. financial assets increased almost $1.1 trillion last year compared to the '90s average of $388 billion. According to Hedge Fund Research Inc., hedge funds enjoyed a record $27.4 billion inflow during the first quarter. Hedge fund assets have surpassed $1 trillion, up from $375 billion in 1998 and a mere $39 billion in 1990.

STRESSES SUDDENLY MORE VISIBLE

Signs of monetary disorder and systemic stress are increasingly apparent. The most conspicuous of these is that the U.S. stock market trades poorly in the face of continued robust profit growth, extraordinarily low interest rates, and a favorable liquidity backdrop. And if the stock market has reached a quandary, the corporate bond market is in full retreat. Nearly half a trillion dollars of GM and Ford bonds have just been downgraded to junk. GM bond yields have spiked to 11.5%, and illiquidity has abruptly developed throughout markets for auto and auto-related debt. And the closely intertwined market for credit default swaps is facing its first major test, with many premiums spiking higher and liquidity evaporating. Many that had profited handsomely from writing credit insurance - expecting timely trades, if necessary, to hedge underlying risk - have learned the difficult lesson that booming bull markets can abruptly turn to illiquid bearish periods.

There are also significant indications of stress in the hedge fund community. Not only are returns not meeting elevated expectations, the industry is losing money this year. Fears are mounting that some funds have suffered major losses and that redemptions will soon commence in earnest. None of this should be surprising. Disappointment is an inevitable fact of investment life when too much speculative finance chases limited return opportunities. Popular trades become crowded, and the quest for profits and avoiding heavy losses grows all too taxing. In time, the liquidity backdrop turns problematic as trades disappoint, levered positions are unwound, and investors retrench.

Today, various markets are experiencing wild market volatility, certainly including equities, bonds and interest rates, credit, currencies, commodities, and emerging market debt. Ten-year Treasuries, which yielded 3.99% in early February, surged to 4.64% by late March, before sinking back to about 4.00% in May. Junk bond spreads collapsed to multi-year lows, only to spike 165 basis points higher over the past two months. While in the early stages, heightened risk aversion is palpable. What a far cry from the aggressive risk-taking of the past two years! Recent volatility across the spectrum of markets is anything but favorable to leveraged-speculator or derivative-hedging positions. And only time will tell as to how the unfolding financial tumult will impact the burgeoning market for collateralized debt obligations and other structured products, not to mention the essential asset- and mortgage-backed securities marketplaces. Many have purchased structured products in pursuit of higher yields without understanding the underlying risk. And we see little recognition of the heightened risk of a systemic credit event.

The bottom line is that - whether one is an investor, speculator, banker, home buyer, automobile manufacturer or their customer, corporate executive, entrepreneur or a policymaker - recent monetary disorder has complicated decision-making and greatly increased the risk of flawed analysis, poor judgments, wrong decisions and disappointing outcomes. We now have a much clearer appreciation for why so many mistakes are made during the late stage of bubbles.

THE NATURE OF BUBBLES

It is the nature of bubbles that they endure only with unrelenting credit and speculative excess. Sustaining them becomes an increasingly arduous task for the financial system, as the burden of leveraging and intermediating escalating risk takes its toll. At $36.9 trillion, total credit market debt now exceeds 315% of GDP. This is up from 275% at the beginning of 2000 and 250% one decade ago. Total credit market debt increased a record $2.8 trillion last year. Importantly, financing bubble-economy spending abnormalities becomes progressively onerous. Nominal gross domestic product is expanding at a 6% pace, after increasing 34% over six years. The current account deficit appears on track to exceed $700 billion. Moreover, the credit system must create sufficient finance to sustain highly inflated asset prices throughout the economy, including manic housing markets in California, Florida, New York, along the entire East Coast and elsewhere. Nationally, home sales turnover will likely exceed $2 trillion this year, up about 50% from 2003 and almost double the level from five years ago.

It is also the nature of systemic bubbles that financing speculation turns perilous during the "terminal" blow-off phase of excess. While surging asset prices and strong speculative returns garner keen attention, stress and vulnerability mount beneath the surface. On the one hand, blow-off-speculative excesses create unprecedented system liquidity, a captivating environment too easily extrapolated. On the other, the maladjusted financial and economic systems become highly susceptible to any development impacting marketplace confidence. Especially at the frenzied late stage, changes in market perceptions have a profound influence on sectoral and system liquidity.

During the boom, credit and speculative excess - and resulting over-liquification - always nurture distortions in the perceptions, pricing and appetite for risk. Cheap and abundant liquidity are available for financial speculators, who aggressively finance the marginal corporate and household borrowers. Similarly mispriced finance is available for speculation in residences, commercial properties, land, businesses, art, sport franchises, collectables and other inflating asset prices throughout the economy. But losses, so expediently held at bay throughout the booming asset inflation, do later come home to roost. Such dynamics were in notable force throughout 2003 and 2004. In the financial markets, speculation fostered a collapse in risk premiums - including GM credit default swaps and risk premiums throughout structured finance - that are coming back to bite hard during 2005.

For the system as a whole, there has been no letup in speculative leveraging. Outstanding "repo" positions now surpass $3.3 trillion. Wall Street has remained in an expansion mode, a continuation of the trend that has seen securities firms' assets surge 80% in five years. It is also worth noting that total foreign holdings of U.S. financial assets expanded at an annualized pace of $1.3 trillion during last year's second half to end 2004 at $9.3 trillion, up 60% in five years.

ILLUSIONS OF PROSPERITY

Financial bubbles tend to mask underlying problems and structural frailty, although they cannot erase or rectify them. To be sure, there are key issues associated with a rapidly expanding financial sector. Destabilizing dynamics include the over-financing of hot groups and industries, a general increase in credit creation with deteriorating quality, and the financing of onerous asset bubbles. Financing bubbles, with their attendant escalating risk profile, foster inevitable intermediation issues. As some markets and intermediaries inevitably stumble in the unstable environment, the ever-increasing financing burden falls upon others. We are witnessing this dynamic unfold, especially with regard to the government sponsored enterprises (GSEs).

To this point, confidence in and demand for structured finance has been untainted. Indeed, the seemingly insatiable appetite enables Wall Street structured products to carry an increasingly heavy intermediation load. Asset-backed security issuance is running 20% ahead of last year's record pace of almost $900 billion, which was 50% higher than a record 2003. Home equity loan ABS issuance is 25% ahead of 2004's record $420 billion, which was up 80%. There has been a similar issuance boom in collateralized debt obligations and other structured products. But with the recent onset of heightened marketplace risk aversion, we suspect that the banking system will now have little alternative than to function as the major repository for late-cycle risk. "New Era" notions that the banking system can easily lay off risk to "the market" or "through derivatives" will be discredited.

It is a problematic reality of financial bubbles that they eventually succumb to wildly destabilizing speculation. This process culminates with the pool of speculative finance expanding exponentially, as the crowd places larger bets at inflated price levels with enormous cumulative leverage. Such dynamics foster compounding growth in system leverage and boom-time liquidity. All the while, the ballooning pool of speculative finance ensures over-trading and "crowded trades." Surreptitiously, speculative-based liquidity creation evolves into the prominent source of liquidity for the financial markets and finance for the bubble economy. At such point, however, system stability is impinged by increased marketplace volatility, vulnerability to speculator de-leveraging, major uncertainties, and the risk of bursting bubbles.

Uncertainty and confusion become prominent aspects of the end-of-cycle marketplace environment. This, in particular, creates a great deal of ambiguity with respect to the liquidity environment. Importantly, speculator perceptions and their risk tolerance are susceptible to abrupt change. This poses a newfound dilemma for a credit system in the midst of financing blow-off excesses. We believe changing "speculator perceptions" are now a major issue, with the system having recently embarked on the uncertain and dangerous bubble expiration phase.

THE FED'S ABDICATION OF RESPONSIBILITY

There are pertinent facets to the nature of bubble economies that are also deserving of contemplation. By their very nature, such economies fall victim to the whims of the financial bubble. Distorted financial flows fuel inflated spending levels and altered patterns. The more protracted the boom period - the longer the monetary authority accommodates bubble excess and evolution - the more powerful, unwieldy and destabilizing become the end-of-cycle distortions and maladjustments. Covertly, unsound finance corrosively disrupts pricing and profit signals throughout the real economy. Booms then culminate with a breakdown of system pricing mechanisms, as the boundless pursuit of inflating assets and financial gains overwhelm and pervert real economy profits and incentives. Inflation is mistaken for true wealth creation, ironically fostering only greater wealth destroying behavior.

Our system has over the past two years experienced one more reckless bout of asset price and corporate profit inflation, only stoking greater credit excess, speculation, consumption, and mal-investment. Alan Greenspan contends that Adam Smith's "invisible hand" is "continuously readdressing market imbalances towards equilibrium." But this flies in the face of bubble realities, which by their nature corrupt pricing mechanisms in a self-reinforcing inflation of prices and maladjustments. Eventually, self-adjusting market forces completely succumb to monetary disorder. Credit and liquidity excess foment uncontrollable asset bubbles, distorted risk perceptions, and various inflationary manifestations, all begetting greater credit and speculative excess.

It becomes incumbent upon monetary policymakers to recognize that they - and, unfortunately, not market forces - alone have the responsibility to rein in excesses before they go to unmanageable extremes. Bubbles, left to their own devices, will spawn progressively deleterious mal- and over-investment. Profligate finance evokes the extrapolation of "blow-off" over-consumption.
This is especially true at the upper-end, where demand is inordinately stimulated by asset bubble wealth effects. The extrapolation of housing bubble and related demand assures extreme late-cycle economic imbalances and maladjustments. All the while, ballooning current account deficits and currency vulnerability become the inevitable upshot of end-of-cycle overloaded demand and mal-investment. Prolonging the boom comes at great risk to the underlying currency. And one would traditionally expect broadening and increasingly problematic inflationary pressures, manifestations from the confluence of credit excess, a tainted pricing mechanism and economic maladjustment. Escalating financial system strain becomes inescapable.

The U.S. economy is today demonstrating classic bubble-economy manifestations. Years of growing imbalances are culminating into conspicuous late-cycle extremes. Indicative of the uneven flow of finance to the economy, over the past year 303,000 jobs have been added in construction, 307,000 in "leisure and hospitality," 170,000 in financial services, and 144,000 in government. Over this period our manufacturing base has shed 12,000 workers.

DANGEROUS REAL ESTATE/MORTGAGE FINANCE BUBBLES

The financial system is easily on pace to surpass last year's record $1.2 trillion in total mortgage credit growth. Average national home sales prices are up 20% in two years to almost $250,000, with a six-year gain of 50%. Yet these statistics mask the inflationary spikes taking place in the more desirable locations and neighborhoods throughout the country. One of history's most spectacular housing manias runs its course in California, and to only somewhat lesser extents elsewhere. Statewide median prices are up 62% over three years in California to surpass an astonishing $495,000. Median Golden State prices are up 130% in six years.

Reminiscent of late-stage technology excess, the housing construction boom has taken on a life of its own. As home-builder executives hype housing and their stocks to a CNBC audience, another two million housing units will be constructed this year. South Florida is in the midst of an historic condo building and speculating boom, with developers' dreams including a 110-story high-rise. Nationally, an unprecedented building boom runs white hot in luxury "McMansions," condos and vacation properties. Appearing almost by design, perpetual "easy money" made certain that the housing mania was even more spectacular - and much more dangerous - than its predecessor in tech stocks. In Las Vegas, Steve Wynn has built the world's most expensive resort. At $2.7 billion, the cost per room is a record $1 million. Construction will soon begin on Donald Trump's $740 million hotel and condo tower in Chicago. Mr. Trump also has plans for major projects in Las Vegas, Waikiki, Westchester County (New
York), and Florida.

Asset-inflation-induced demand for luxury foreign autos and retail goods also plays a prominent role in helping create unmanageable trade deficits. The weakened dollar and resulting commodity inflation is fueling costlier imports and a major energy investment boom. Import prices rose 8% from one year ago, a number almost certain to worsen with a likely Chinese revaluation. Conspicuous sector imbalances see a boom for homebuilders, energy and finance, along with a disconcerting bust for our domestic auto and airline industries. Bubble economy inflationary pressures remain especially prevalent throughout housing, medical care, energy, and tuition. Even the consumer price index is registering 3.5% year-on-year inflation, a rate that central bankers previously found unacceptable.

From first quarter Federal Reserve "flow of funds" data, we see that total non-financial and financial credit market debt increased last year by a record $2.8 trillion to $36.9 trillion. This is more than double the average annual growth from the '90s. Total non-financial debt increased $1.93 trillion during 2004, or 8.7%. This was the strongest rate of debt growth since 1988's 9.0% rate. Total household borrowings increased 11% last year, the most rapid expansion since 1986, with a three-year gain of 34%. Federal debt expanded 9% during the year and 30% in three years. Examining the household balance sheet, the value of household sector assets inflated $5.07 trillion, or 9.4%, last year, with a record two-year gain of $10.9 Trillion. There is no mystery surrounding the "resilient" bubble economy.

Total mortgage debt expanded a record $1.19 trillion, or 12.8% during 2004, with three-year growth an astounding 40%. Total mortgage debt growth has averaged just over $1 trillion annually now for three years, compared to a $270 billion average during the decade of the '90s. Quoting from a recent American Banker article, "Over the past 18 months the mortgage industry has undergone a revolution in the way it lends and in the kind of loans it makes." We have no doubt. This historic period of end-of-cycle excess has been fueled by an unparalleled proliferation of interest-only, adjustable-rate, negative amortization, no downpayment, and teaser-rate mortgage products. Artificially low rates and financing marginal borrowers have played a prominent role in price inflation, in classic manic blow-off fashion. Only time will tell to what extent leveraged speculative holdings of MBS have been financing this bubble.

Mortgage finance excesses now fuel conspicuous real economy imbalances. First quarter residential investment advanced 13% from one year ago. Residential construction spending rose 12% during 2004, with a two-year gain of 28%. Construction of new residential units is now running almost 40% above the '90s average. Jumping 11.17%, last year's national housing inflation was the strongest since 1979. The number of second homes bought increased 50% during 2004, with one in every three homes purchased for investment purposes. The number of million dollar home transactions increased 47%. And it is said that up to 60% of buyers in California are now using interest-only mortgages. But gross excess is not limited to the Golden State. Manhattan apartment prices rose 32% last year to a record $1.27 million. Prices in Florida jumped 27% over the past year, with 5-year gains of almost 90%. It really is a national phenomenon in contrast to what Mr. Greenspan would lead us to believe.

Extraordinary housing inflation is only one indication of end-of-cycle asset market instability. The financial problems at General Motors and Ford are grave, resurfacing after only a temporary reprieve courtesy of the Greenspan/Bernanke reflation. And while these major companies are at the brink of losing access to the financial markets, the weakest mortgage borrowers have never enjoyed such easy terms. Indeed, corporate debt problems again only exacerbate mortgage lending excess. The corporate bond market is now enveloped in uncertainty and destabilizing volatility, with Treasuries under unrelenting - and marketplace-destabilizing - buying pressure. Credit spreads are widening, in some case significantly. The weaker corporate borrowers are experiencing reduced credit availability, an abrupt departure from two years of ultra-easy access. The stock market has commenced manic-depressive volatility that in the past has been a harbinger of serious trouble.

THE END GAME

We can write with confidence that the Greenspan/Bernanke risk bubble has been pierced. This extraordinary bout of enthusiastic risk-taking lasted more than two years. In particular, speculation in credit derivatives, default swaps, corporate bonds and stocks distorted risk premiums and the perception of market risk throughout the system. The speculative bubble in corporate credit risk fostered a collapse in risk premiums from junk bond spreads to equity options that worked to expand liquidity and stimulate demand for securities across the board. Cheap market insurance was a boon to speculation. But that is all changing now. Speculators in credit derivatives have been badly burned and are in full retreat. And, after years of compounding excess, there is a systemic predicament whenever the enormous leveraged speculating community seeks to off-load risk. This development takes on greater significance with major risk intermediaries such as Fannie Mae, Freddie Mac, and AIG now severely restrained given their company-specific problems.

It is difficult to imagine a credit system more unbalanced and vulnerable than the present one. Divergences in the flow of finance and risk perceptions, as well as the degree of overall speculation, are all at extremes. There is faltering liquidity and credit availability in corporate finance. At the same time, excess runs out of control throughout mortgage finance. System liquidity creation remains excessive and extraordinarily unstable. To be sure, exorbitant mortgage and government borrowings ensure that there is no letup in the scourge of non-productive credit growth. The nature of this credit creation assures only growing imbalances, price instabilities, and heightened inflationary pressures. The global backdrop is similarly extraordinary. The emerging markets have to this point demonstrated uncharacteristic resiliency in the face of heightened financial stress. A continuation of this dynamic would have important implications for global inflationary pressures, as well as for the dollar. How today's possibly altered global liquidity environment would react to U.S. financial crisis remains a major unknown.

The halcyon "nothing matters" market landscape from 2004 presaged today's environment fraught with major uncertainties. Economic forecasts are these days conflicting and uncertain, ranging from robust growth to imminent recession. We lean heavily toward the "inflationary boom vulnerable to financial crisis" analysis. Bubble economy fundamentals are unsound. Still, as long as credit excesses are sustained we would expect powerful inflationary forces to support widely divergent sector performance. There is no overstating the force or expected tenacity of the ongoing mortgage finance bubble.

The inflation backdrop is similarly fraught with unusual uncertainty. Views vary from faith that we having reached "the promised land of price stability" to justified fears of the most potent inflationary pressures since at least the 1980s. There is mounting evidence of expanding pricing power, as well as secondary effects after an extended period of high energy and raw material prices. In assessing prospective commodities prices, we take special note of a global liquidity and inflation environment unlike anything experienced in some time, if ever. Many expect a Chinese hard landing and general global slowdown to hasten a major retreat in commodities markets. Yet the highly liquid and booming economies in China, India, and throughout Asia are proving resilient, as are "emerging" economies in Latin America and elsewhere.

There is also considerable uncertainly with regard to China's currency revaluation. And dollar views vary from confidence that the dollar bear market has run its course and a major recovery is in process, to fear that the recent "dead cat bounce" is a harbinger of a serious dollar breakdown. So far this year the dollar has stabilized and posted decent gains against the euro and other major currencies. But a lot has gone right for the dollar. European economies have disappointed, while yield differentials have widened. Dollar short positions have been squeezed, yet the dollar index these days trades near 86 after sinking from a high of 120. We see no reason to alter our long-term bearish view.

Nowhere are divergences more pronounced than with regard to Federal Reserve policies. The consensus has financial and economic vulnerability pressuring the Fed to soon wrap up its rate normalization project. We are in the camp that sees the possibility that significantly higher short-term rates may be necessary to rein in excesses throughout mortgage finance and to stabilize the current account.

WRENCHING ADJUSTMENTS INEVITABLE

For too long the Greenspan Fed has pegged rates at artificially low levels. The consequent inflationary boom has, as they virtually always do, energized the economy, financial markets and asset prices generally. After initial stimulating effects, however, inflationary booms develop into mechanisms arbitrarily and unjustly redistributing wealth. The oil companies - and their investors - today enjoy windfall profits, while General Motors and Ford - and their stakeholders - suffer mightily at the hands of rising healthcare and retirement costs, along with surging steel and energy prices. Former Dallas Fed Chairman, Robert McTeer's advice that "we all hold hands and buy SUVs" may have succeeded for awhile, but now many pay a heavy price. Domestically, the futile attempt to restructure the social security system should be viewed in the context of a nascent generational struggle over inflated obligations and limited real resources. Globally, the rising tide of protectionist leanings represents a predictable response to an inflationary boom's inequitable transfer of wealth among nations.

Our analysis leads us to believe in the inevitability of recession and financial crisis. The financial sector is in the midst of uncontrolled expansion and gross excess. Prolonging this inflationary bubble is dangerous and has become increasingly unmanageable. There are at this point few alternatives and no painless options. Credit growth must be slowed, and finance must be redirected from housing and consumption to more productive endeavors. This will be an enormous, problematic undertaking. Still, there is no alternative other than the maladjusted and unbalanced U.S. economy suffering through a wrenching adjustment period, including onerous declines in some inflated asset markets. The destabilizing mortgage finance bubble must be pierced, and the attendant ballooning pool of global speculative finance must be reined in. It is necessary to bring the U.S. current account deficit under control. The vulnerable dollar must be supported with both reduced non-productive debt growth and pronounced yield differentials. Moreover, the imbalanced global economy must be weaned from unsustainable U.S. trade and financial flows.

The Greenspan Fed today faces, by its own making, a momentous and risky mission. We take very strong exception with the consensus view that the Fed is hamstrung by system leverage and vulnerability to recession. Not moving to commence the adjustment process risks financial collapse and depression. At this point, recession is an imperative aspect of the unavoidable adjustment. And, regrettably, financial crisis is the only means for ridding the system of destabilizing speculative excess and unsound financial flows. And with ongoing extreme late-cycle maladjustments, time is of the essence. The risk of delaying the adjustment process is today great.

Each year brings only greater credit expansion and speculative excess from the financial system. Each year sees the underlying structure of the real economy become only more unsound and dictated by boom-time credit, speculation, and liquidity excess. Every month the gap widens between the claims created in the financial sector and real economic wealth. Every month our debts to foreign lenders inflate and the cumulative debt load becomes more untenable. Importantly, a progressively inflated and dysfunctional financial system is the key perilous dynamic of systemic bubbles. The question becomes, how long will the Federal Reserve accommodate the course toward future disastero The mortgage finance bubble represents the greatest risk to our financial and economic future, and we can only hope that the Federal Reserve has the judgment and fortitude to rein in mortgage lending excesses. The current trend courts financial and economic catastrophe. And such an intense mania is not prone to gentle moderation. Allowing the mortgage finance bubble to run its course would be the most reckless monetary policy in history.

CONCLUSION

The confluence of general monetary disorder and a major stock market topping process have not made our portfolio management job any easier. After beginning the year in a major defensive posture, we have meaningfully increased our short exposure. At the same time, lower prices and stock sales have significantly reduced our exposure to the slumping precious metals' stocks. Expecting wild volatility and uncertainty, we have remained cautious and especially cognizant of staying highly liquid with our short positions. We have taken positions to potentially profit from what we expect to be a very poor year in the stock market, with the possibility for marketplace dislocation and financial crisis.

Sincerely,

/s/David W. Tice

David W. Tice

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/05)

ADVISOR DISCLOSURE

On December 10, 2004, the Board of Directors of Prudent Bear Funds, Inc. approved the continuation of both the Prudent Bear Fund's investment advisory agreement with David W. Tice & Associates, LLC and the Prudent Global Income Fund's investment advisory agreement with David W. Tice & Associates, LLC. Prior to approving the continuation of the agreements, the Board considered:

  o the nature, extent and quality of the services provided by David W. Tice & Associates, LLC

  o  the investment performance of each Fund

  o  the cost of the services to be provided and profits to be realized by David
     W. Tice & Associates, LLC from its relationship with each Fund

  o the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any such economies of scale

  o  the expense ratio of each Fund

  o the manner in which portfolio transactions for each Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by David
W. Tice & Associates, LLC, the Board of Directors considered a report prepared by David W. Tice & Associates, LLC describing the portfolio management, shareholder communication and servicing, and regulatory compliance services provided by David W. Tice & Associates, LLC to each Fund. The Board concluded that David W. Tice & Associates, LLC was providing essential services to each Fund. In particular, the Board concluded that David W. Tice & Associates, LLC was preparing reports and was providing services to each Fund that was in addition to the services investment advisers typically provided non-mutual fund clients, such as providing the Funds with a chief compliance officer and shareholder liaison services.

The Directors compared the performance of each Fund to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Directors considered a report prepared by David W. Tice & Associates, LLC of the costs of services provided, and the profits realized, by David W. Tice & Associates, LLC from its relationship with each of the Prudent Bear Fund and Prudent Global Income Fund and concluded that with respect to each Fund, the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Directors also reviewed reports prepared by U.S. Bancorp Fund Services, LLC comparing each Fund's expense ratio and the advisory fees paid by each Fund to those of other comparable mutual funds. After reviewing the reports, the Directors concluded that the investment advisory fees paid each Fund were reasonable, particularly in light of the complexity and unusual nature of the Funds. They also concluded that the expense ratios were within the range of comparable mutual funds, although noting that there were a limited number of comparable mutual funds.
The Directors noted that the investment advisory fee paid by each Fund was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and the projected growth of each Fund for the upcoming year.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for each Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by David
W. Tice & Associates, LLC was beneficial to the Funds and that David W. Tice & Associates, LLC was executing each Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

EXPENSE EXAMPLE
MARCH 31, 2005

As a shareholder of the Prudent Bear or Prudent Global Income Funds, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 10/01/04 - 3/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD

                                BEGINNING        ENDING         EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F5>
                                 10/1/04         3/31/05      10/1/04 - 3/31/05
                              -------------   -------------  ------------------
Actual +<F1> (1)<F3>            $1,000.00       $  965.00           $9.11
Hypothetical ++<F2> (2)<F4>     $1,000.00       $1,015.66           $9.35

  +<F1> Including dividends on short positions, your actual cost of investment in the Fund would be $12.54.
 ++<F2> Including dividends on short positions, your hypothetical cost of investment in the Fund would be $12.84.
(1)<F3> Ending account values and expenses paid during period based on a (3.50)% return. The return is considered after expenses are deducted from the fund.
(2)<F4> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F5> Expenses are equal to the Fund's annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
CLASS C

                                BEGINNING        ENDING         EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F10>
                                 10/1/04         3/31/05      10/1/04 - 3/31/05
                              -------------   -------------  -------------------
Actual +<F6> (1)<F8>            $1,000.00       $  962.20          $12.77
Hypothetical ++<F7> (2)<F9>     $1,000.00       $1,011.92          $13.09

  +<F6> Including dividends on short positions, your actual cost of investment in the Fund would be $16.19.
 ++<F7> Including dividends on short positions, your hypothetical cost of investment in the Fund would be $16.57.
(1)<F8> Ending account values and expenses paid during period based on a (3.78)% return. The return is considered after expenses are deducted from the fund.
(2)<F9> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
 *<F10> Expenses are equal to the Fund's annualized expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT GLOBAL INCOME FUND

                                BEGINNING        ENDING         EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F13>
                                 10/1/04         3/31/05      10/1/04 - 3/31/05
                              -------------   -------------  -------------------
Actual (1)<F11>                 $1,000.00       $1,024.00           $6.51
Hypothetical (2)<F12>           $1,000.00       $1,018.50           $6.49

(1)<F11> Ending account values and expenses paid during period based on a 2.40% return. The return is considered after expenses are deducted from the fund.
(2)<F12> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F13> Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2005

               Common Stocks                                21.7%
               Call Options                                  0.1%
               Put Options                                   2.2%
               Preferred Stocks                              0.3%
               Warrants                                      1.1%
               Convertible Debentures                        0.1%
               Short Positions                             -45.7%
               Futures                                     -23.7%

Does not include investments used for collateral or short-term cash investments.

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2005

               Common Stock                                  8.6%
               Preferred Stock                               0.2%
               Commodities                                   1.0%
               Corporate Notes                               1.6%
               Convertible Bonds                             0.6%
               U.S. Treasury Obligations                     9.9%
               Foreign Treasury Obligations                 74.0%
               Warrants                                      0.0%
               Short-Term Investments                        0.3%
               Other Assets less Liabilities                 3.8%

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
(UNAUDITED)

                                                                         PRUDENT BEAR       PRUDENT GLOBAL
                                                                             FUND            INCOME FUND
                                                                         ------------       --------------
ASSETS:
   Investments, at value (cost $384,016,903
     and $412,578,867, respectively)                                     $403,801,334        $418,786,136
   Cash                                                                       129,000                  --
   Deposit at brokers for short sales                                      13,299,092                  --
   Receivable from broker for proceeds on securities sold short           182,762,113                  --
   Receivable for investments sold                                          8,761,512           7,222,306
   Capital shares sold                                                      1,579,575           1,109,161
   Dividends receivable                                                            --               3,250
   Interest receivable                                                      1,190,372          12,264,949
   Receivable for futures contracts                                           109,125                  --
   Other assets                                                                69,144              98,698
                                                                         ------------        ------------
   Total Assets                                                           611,701,267         439,484,500
                                                                         ------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $180,429,274 and $0, respectively)                      188,017,242                  --
   Payable for securities purchased                                        10,599,913                  --
   Capital shares redeemed                                                    518,843           3,178,070
   Payable to Adviser                                                         426,259             292,125
   Dividends payable on short positions                                       227,659                  --
   Accrued expenses and other liabilities                                     705,474             613,459
                                                                         ------------        ------------
   Total Liabilities                                                      200,495,390           4,083,654
                                                                         ------------        ------------
NET ASSETS                                                               $411,205,877        $435,400,846
                                                                         ------------        ------------
                                                                         ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                         $551,424,883        $402,815,119
   Accumulated undistributed net realized gain (loss)
     on investments sold, securities sold short, option
     contracts expired or closed, and foreign currencies                 (154,726,219)         26,043,834
   Net unrealized appreciation (depreciation) on:
       Investments                                                         19,784,431           6,207,269
       Foreign currencies                                                          --             334,624
       Short positions                                                     (7,587,968)                 --
       Futures contracts                                                    2,310,750                  --
                                                                         ------------        ------------
TOTAL NET ASSETS                                                         $411,205,877        $435,400,846
                                                                         ------------        ------------
                                                                         ------------        ------------
NO LOAD SHARES:
   Net Assets                                                            $391,756,972        $435,400,846
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                          71,130,601          37,080,797
   Net Asset Value, Redemption Price and Offering Price Per Share        $       5.51        $      11.74
                                                                         ------------        ------------
                                                                         ------------        ------------
CLASS C SHARES:
   Net Assets                                                            $ 19,448,905
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                           3,637,826
   Net Asset Value, Redemption Price and Offering Price Per Share        $       5.35
                                                                         ------------
                                                                         ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2005
(UNAUDITED)

                                                                    PRUDENT BEAR       PRUDENT GLOBAL
                                                                        FUND            INCOME FUND
                                                                    ------------       --------------
INVESTMENT INCOME:
   Interest income                                                  $  4,035,670         $ 5,685,529
   Dividend income on long positions (net of foreign taxes
     withheld of $0 and $72,031, respectively)                               198              83,658
                                                                    ------------         -----------
   Total investment income                                             4,035,868           5,769,187
                                                                    ------------         -----------
EXPENSES:
   Investment advisory fee                                             2,492,841           1,979,472
   Administration fee                                                    183,288             178,667
   Shareholder servicing and accounting costs                            272,738             317,759
   Custody fees                                                           66,293              80,862
   Federal and state registration                                         40,967              64,856
   Professional fees                                                      61,266              47,378
   Distribution expense -- No Load shares                                477,122             659,824
   Distribution expense -- Class C shares                                 85,784                  --
   Reports to shareholders                                                45,144              43,220
   Directors' fees and expenses                                            9,107               9,115
   Insurance expense                                                      26,260              33,165
   Dividends on short positions                                        1,405,861                  --
   Other expense                                                              --                  --
                                                                    ------------         -----------
   Total expenses                                                      5,166,671           3,414,318
                                                                    ------------         -----------
NET INVESTMENT INCOME (LOSS)                                          (1,130,803)          2,354,869
                                                                    ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                               6,134,753          26,744,342
       Short transactions                                            (15,907,281)                 --
       Option contracts expired or closed                            (13,285,791)                 --
       Futures contracts closed                                       (7,686,636)                 --
       Foreign currency translation                                           --            (578,595)
                                                                    ------------         -----------
       Net realized gain (loss)                                      (30,744,955)         26,165,747
   Change in unrealized appreciation / depreciation on:
       Investments                                                    12,102,027         (17,428,357)
       Short positions                                                 1,473,578                  --
       Futures contracts                                               2,072,187                  --
       Foreign currency                                                       --             (76,373)
                                                                    ------------         -----------
       Net unrealized gain (loss)                                     15,647,792         (17,504,730)
                                                                    ------------         -----------
   Net realized and unrealized gain (loss) on investments            (15,097,163)          8,661,017
                                                                    ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $(16,227,966)        $11,015,886
                                                                    ------------         -----------
                                                                    ------------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       PRUDENT BEAR FUND
                                                             -------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2005    SEPTEMBER 30, 2004
                                                             ----------------   ------------------
                                                               (UNAUDITED)
OPERATIONS:
   Net investment loss                                         $ (1,130,803)       $ (1,945,009)
   Net realized gain (loss) on:
       Long transactions                                          6,134,753          67,075,389
       Short transactions                                       (15,907,281)        (10,700,829)
       Option contracts expired or closed                       (13,285,791)        (50,569,309)
       Futures contracts closed                                  (7,686,636)        (16,802,545)
       Foreign currency translation                                      --               3,718
   Change in unrealized appreciation / depreciation on:
       Investments                                               12,102,027         (48,159,893)
       Short positions                                            1,473,578          (4,691,744)
       Futures contracts                                          2,072,187          (4,576,137)
       Foreign currency                                                  --              (2,692)
                                                               ------------        ------------
   Net decrease in net assets resulting from operations         (16,227,966)        (70,369,051)
                                                               ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                            --         (26,106,047)
   FROM NET REALIZED GAINS                                               --                  --
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                                   --         (26,106,047)
                                                               ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                            --            (606,940)
   FROM NET REALIZED GAINS                                               --                  --
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                                   --            (606,940)
                                                               ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     96,444,934         479,477,523
   Redemption Fees                                                    2,460              57,857
   Shares issued to holders in reinvestment of dividends                 --          22,564,538
   Cost of shares redeemed                                     (114,456,522)       (514,086,457)
                                                               ------------        ------------
   Net decrease in net assets resulting
     from capital share transactions                            (18,009,128)        (11,986,539)
                                                               ------------        ------------
TOTAL DECREASE IN NET ASSETS                                    (34,237,094)       (109,068,577)
NET ASSETS:
   Beginning of period                                          445,442,971         554,511,548
                                                               ------------        ------------
   End of period (including undistributed
     net investment loss of $0, and
     $12,650,435, respectively)                                $411,205,877        $445,442,971
                                                               ------------        ------------
                                                               ------------        ------------

                     See notes to the financial statements.

                                                                   PRUDENT GLOBAL INCOME FUND
                                                             -------------------------------------
                                                             SIX MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2005    SEPTEMBER 30, 2004
                                                             ----------------   ------------------
                                                               (UNAUDITED)
OPERATIONS:
   Net investment income                                       $  2,354,869        $  6,505,924
   Net realized gain (loss) on:
       Long transactions                                         26,744,342          20,528,864
       Foreign currency translation                                (578,595)            794,522
   Change in unrealized appreciation / depreciation on:
       Investments                                              (17,428,357)        (10,274,941)
       Foreign currency                                             (76,373)              6,474
                                                               ------------        ------------
   Net increase in net assets resulting from operations          11,015,886          17,560,843
                                                               ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                   (32,146,354)        (22,129,988)
   FROM NET REALIZED GAINS                                       (5,448,501)         (2,103,333)
                                                               ------------        ------------
   TOTAL DISTRIBUTIONS                                          (37,594,855)        (24,233,321)
                                                               ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                    200,918,604         479,754,476
   Redemption fees                                                      752              22,000
   Shares issued to holders in reinvestment of dividends         33,586,483          22,145,621
   Cost of shares redeemed                                     (235,288,498)       (512,591,195)
                                                               ------------        ------------
   Net decrease in net assets resulting
     from capital share transactions                               (782,659)        (10,669,098)
                                                               ------------        ------------
TOTAL DECREASE IN NET ASSETS                                    (27,361,628)        (17,341,576)
NET ASSETS:
   Beginning of period                                          462,762,474         480,104,050
                                                               ------------        ------------
   End of period (including undistributed
     net investment income of $0,
     and $637,889, respectively)                               $435,400,846        $462,762,474
                                                               ------------        ------------
                                                               ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                NO LOAD SHARES
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS        YEAR           YEAR           YEAR          YEAR          YEAR
                                               ENDED          ENDED          ENDED          ENDED         ENDED         ENDED
                                             MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                2005           2004           2003           2002          2001          2000
                                             ---------      ---------      ---------      ---------     ---------     ---------
                                            (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period         $5.71          $6.84          $8.31          $6.31         $3.93         $4.51
                                                -----          -----          -----          -----         -----         -----
Income from investment operations:
   Net investment
     income (loss)(1)<F14>(2)<F15>              (0.01)         (0.02)         (0.05)          0.06          0.17          0.18
   Net realized and unrealized
     gains (losses) on investments              (0.19)         (0.78)         (0.96)          2.08          2.44         (0.62)
                                                -----          -----          -----          -----         -----         -----
   Total from investment operations             (0.20)         (0.80)         (1.01)          2.14          2.61         (0.44)
                                                -----          -----          -----          -----         -----         -----
Redemption fees                                  0.00(5)<F18>  (0.00)(5)<F18>    --             --            --            --
                                                -----          -----          -----          -----         -----         -----
Less Distributions:
   Dividends from net investment income            --          (0.33)         (0.22)         (0.14)        (0.23)        (0.14)
   Distributions from net realized gains           --             --          (0.24)            --            --            --
                                                -----          -----          -----          -----         -----         -----
   Total distributions                             --          (0.33)         (0.46)         (0.14)        (0.23)        (0.14)
                                                -----          -----          -----          -----         -----         -----
Net asset value, end of period                  $5.51          $5.71          $6.84          $8.31         $6.31         $3.93
                                                -----          -----          -----          -----         -----         -----
                                                -----          -----          -----          -----         -----         -----
Total return                                    (3.50)%(6)    (12.03)%       (12.58)%        35.47%        68.78%        (9.55)%
                                                      <F19>
Supplemental data and ratios:
   Net assets, end of period (000's)         $391,757       $429,469       $541,452       $521,030      $183,797      $153,336
   Ratio of net operating expenses
     to average net assets                       1.86%(7)       1.83%(3)       1.83%(3)       1.84%(3)      1.97%         1.83%(3)
                                                     <F20>          <F16>          <F16>          <F16>                       <F16>
   Ratio of dividends on short positions
     to average net assets                       0.70%(7)       0.44%          0.44%          0.40%         0.33%         0.28%
                                                     <F20>
   Ratio of total expenses
     to average net assets                       2.56%(7)       2.27%(3)       2.27%(3)       2.24%(3)      2.30%         2.11%(3)
                                                     <F20>          <F16>          <F16>          <F16>                       <F16>
   Ratio of net investment income (loss)
     to average net assets                      (0.52)%(7)     (0.38)%        (0.71)%         0.93%         3.68%         4.48%
                                                      <F20>
   Portfolio turnover rate(4)<F17>              64.74%        137.75%        178.38%        266.15%       386.40%       417.53%

(1)<F14> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2005, September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $0.01, $0.00, $(0.02), $0.08, $0.19 and $0.19,
          respectively.
(2)<F15> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F16> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F17> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F18>  Redemption fees per share equal less than $0.005.
(6)<F19>  Not annualized.
(7)<F20>  Annualized.

                     See notes to the financial statements.

Selected per share data is based on a share outstanding throughout each period.

                                                                               CLASS C SHARES
                                            -----------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR           YEAR           YEAR           YEAR          YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                            MARCH 31,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,
                                               2005           2004           2003           2002           2001          2000
                                            ---------      ---------      ---------      ---------      ---------     ---------
                                           (UNAUDITED)
Per Share Data:
   Net asset value, beginning of period        $5.56          $6.68          $8.14          $6.23          $3.88         $4.49
                                               -----          -----          -----          -----          -----         -----
Income from investment operations:
   Net investment
     income (loss)(1)<F21>(2)<F22>             (0.03)         (0.07)         (0.10)          0.01           0.14          0.15
   Net realized and unrealized
     gains (losses) on investments             (0.18)         (0.75)         (0.94)          2.03           2.40         (0.62)
                                               -----          -----          -----          -----          -----         -----
   Total from investment operations            (0.21)         (0.82)         (1.04)          2.04           2.54         (0.47)
                                               -----          -----          -----          -----          -----         -----
Redemption fees                                 0.00(5)<F25>  (0.00)(5)<F25>    --             --             --            --
                                               -----          -----          -----          -----          -----         -----
Less Distributions:
   Dividends from net investment income           --          (0.30)         (0.18)         (0.13)         (0.19)        (0.14)
   Distribution from net realized gains           --             --          (0.24)            --             --            --
                                               -----          -----          -----          -----          -----         -----
   Total distributions                            --          (0.30)         (0.42)         (0.13)         (0.19)        (0.14)
                                               -----          -----          -----          -----          -----         -----
Net asset value, end of period                 $5.35          $5.56          $6.68          $8.14          $6.23         $3.88
                                               -----          -----          -----          -----          -----         -----
                                               -----          -----          -----          -----          -----         -----
Total return                                   (3.78)%(6)    (12.72)%       (13.21)%        34.18%         67.41%       (10.33)%
                                                     <F26>
Supplemental data and ratios:
   Net assets, end of period (000's)         $19,449        $15,971        $13,059         $7,842         $1,409          $868
   Ratio of net operating expenses
     to average net assets                      2.61%(7)       2.58%(3)       2.58%(3)       2.59%(3)       2.72%         2.58%(3)
                                                    <F27>          <F23>          <F23>          <F23>                        <F23>
   Ratio of dividends on short positions
     to average net assets                      0.70%(7)       0.44%          0.44%          0.40%          0.33%         0.28%
                                                    <F27>
   Ratio of total expenses
     to average net assets                      3.31%(7)       3.02%(3)       3.02%(3)       2.99%(3)       3.05%         2.86%(3)
                                                    <F27>          <F23>          <F23>          <F23>                        <F23>
   Ratio of net investment income (loss)
     to average net assets                     (1.27)%(7)     (1.13)%        (1.46)%         0.18%          2.93%         3.73%
                                                     <F27>
   Portfolio turnover rate(4)<F24>             64.74%        137.75%        178.38%        266.15%        386.40%       417.53%

(1)<F21> Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2005, September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $(0.01), $(0.04), $(0.07), $0.04, $0.16 and
          $0.15, respectively.
(2)<F22> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F23> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F24> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F25>  Redemption fees per share equal less than $0.005.
(6)<F26>  Not annualized.
(7)<F27>  Annualized.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                          SIX MONTHS      YEAR          YEAR          YEAR          YEAR    FEB. 2, 2000(1)<F28>
                                            ENDED         ENDED         ENDED        ENDED         ENDED          THROUGH
                                          MARCH 31,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,       SEPT. 30,
                                             2005         2004          2003          2002          2001            2000
                                          ---------     ---------     ---------    ---------     ---------       ---------
                                         (UNAUDITED)
Per Share Data:
   Net asset value,
     beginning of period                    $12.41       $12.49        $11.15        $ 9.31        $ 9.19         $10.00
                                            ------       ------        ------        ------        ------         ------
Income from investment operations:
   Net investment income                      0.06(3)      0.16(3)       0.11(2)       0.14(2)       0.20(3)        0.24(3)
                                                 <F30>        <F30>         <F29>         <F29>         <F30>          <F30>
   Net realized and unrealized
     gains (losses) on investments            0.24         0.35          1.65          1.94          0.03          (0.90)
                                            ------       ------        ------        ------        ------         ------
   Total from investment operations           0.30         0.51          1.76          2.08          0.23          (0.66)
                                            ------       ------        ------        ------        ------         ------
Redemption fees                               0.00(9)     (0.00)(9)        --            --            --             --
                                                 <F36>         <F36>
                                            ------       ------        ------        ------        ------         ------
Less distributions:
   Dividends from
     net investment income                   (0.85)       (0.55)        (0.28)        (0.23)        (0.11)         (0.15)
   Distributions from
     net realized gains                      (0.12)       (0.04)        (0.14)        (0.01)           --             --
                                            ------       ------        ------        ------        ------         ------
   Total distributions                       (0.97)       (0.59)        (0.42)        (0.24)        (0.11)         (0.15)
                                            ------       ------        ------        ------        ------         ------
Net asset value, end of period              $11.74       $12.41        $12.49        $11.15        $ 9.31         $ 9.19
                                            ------       ------        ------        ------        ------         ------
                                            ------       ------        ------        ------        ------         ------
Total return                                  2.40%(4)     4.15%        16.03%        22.54%         2.54%         (6.60)%(4)
                                                  <F31>                                                                  <F31>
Supplemental data and ratios:
   Net assets, end of period (000's)      $435,401     $462,762      $480,104      $126,191       $24,333         $1,422
   Ratio of net operating expenses
     to average net assets                    1.29%(5)     1.31%(8)      1.34%         1.50%(6)(7)   1.50%(6)       1.80%(5)(6)
                                                  <F32>        <F35>                      <F33><F34>     <F33>         <F32><F33>
   Ratio of net investment income
     to average net assets                    0.89%(5)     1.24%         0.69%         1.34%         2.26%          3.77%(5)
                                                  <F32>                                                                 <F32>
   Portfolio turnover rate                  164.78%       98.09%       117.35%        81.58%       133.50%        180.29%

(1)<F28>  Commencement of operations.
(2)<F29> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F30> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F31>  Not annualized.
(5)<F32>  Annualized.
(6)<F33> Without expense reimbursements of $30,867, $242,599 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 3.71%, and 25.91%, respectively. Ratio for September 30, 2001 has been restated. See Note 9 of the footnotes for additional information.
(7)<F34> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.
(8)<F35> Without expense recovery by Advisor of $181,187 for the period ended September 30, 2004, the ratio of operating expenses to average net assets would have been 1.27%.
(9)<F36>  Redemption fees per share equal less than $0.005.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
(UNAUDITED)

  SHARES                                                                                                            VALUE
  ------                                                                                                            -----
               COMMON STOCKS -- 21.7%*<F37>

               BASIC MATERIALS -- 17.0%*<F37>
    890,000    Abacus Mining & Exploration Corporation
                 (Acquired 3/30/2004, Cost $304,656)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                     $    227,979
    994,300    Altius Minerals Corporation**<F38>(3)<F42>                                                           3,015,272
    141,000    Anatolia Minerals Development Ltd.**<F38>(3)<F42>                                                      147,967
    900,000    Anatolia Minerals Development Ltd.
                 (Acquired 12/15/2004, Cost $1,275,345)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                       850,025
    817,100    Aquiline Resources, Inc.**<F38>(3)<F42> (5)<F44>                                                       911,490
  1,153,846    Aquiline Resources, Inc.
                 (Acquired 9/03/2003, Cost $640,387)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               1,287,136
  1,000,000    Bear Creek Mining Corporation**<F38>(3)<F42>                                                           727,152
    300,000    Bema Gold Corporation**<F38>(1)<F40> (3)<F42> (6)<F45>                                                 804,000
    505,000    Candente Resource Corp.
                 (Acquired 2/10/2003 & 4/21/2004, Cost $69,656)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>               187,779
  2,267,700    Capstone Gold Corp.**<F38>(3)<F42> (5)<F44>                                                          2,248,587
  1,533,333    Capstone Gold Corp.
                 (Acquired 1/26/2004, Cost $877,085)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               1,064,287
  1,411,765    Capstone Gold Corp.
                 (Acquired 12/15/2004, Cost $968,061)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                979,906
  2,336,100    Cardero Resource Corporation**<F38>(3)<F42> (5)<F44> (6)<F45>                                        6,949,231
    750,000    Cardero Resource Corporation
                 (Acquired 12/15/2003, Cost $921,600)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>              2,231,036
  1,777,778    Cascadero Copper Corporation
                 (Acquired 12/21/2004, Cost $644,066)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                515,617
     99,000    Cusac Gold Mines Limited**<F38>(3)<F42>                                                                 12,680
    500,000    Dianor Resources Inc.**<F38>(3)<F42>                                                                   144,604
    300,000    Eldorado Gold Corporation**<F38>(3)<F42>                                                               855,231
         33    Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)**<F38>(4)<F43> r<F39>          4,858,567
          5    Exploration Capital Partners, LP (Acquired 12/20/2000, Cost $100,007)**<F38>(4)<F43> r<F39>            864,404
    550,000    First Majestic Resource Corp.
                 (Acquired 5/07/2004, Cost $607,338)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                          839,861
     51,000    Fortune Minerals Limited**<F38>(3)<F42>                                                                210,709
    857,143    Franklin Lake Resources Inc.**<F38>(5)<F44>                                                            154,286
  2,311,600    Fronteer Development Group Inc.**<F38>(3)<F42> (5)<F44> (6)<F45>                                     5,004,455
    909,091    Fronteer Development Group Inc.
                 (Acquired 3/30/2004, Cost $762,155)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               1,574,496
    400,000    Fronteer Development Group Inc.
                 (Acquired 2/16/2005, Cost $567,569)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                 692,778
  1,000,000    Gateway Gold Corp.
                 (Acquired 9/05/2003, Cost $720,800)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                 665,179
    300,000    Gateway Gold Corp.
                 (Acquired 3/04/2004, Cost $618,568)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                 199,554
    175,900    Geologix Explorations Inc.**<F38>(3)<F42>                                                               52,325
  1,155,000    Gold Canyon Resources, Inc.
                 (Acquired 8/26/2004, Cost $484,003)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                          601,264
  1,100,000    Goldcrest Resources Ltd.**<F38>(3)<F42>                                                                309,040
     49,296    Golden Arrow Resources Corporation**<F38>(3)<F42>                                                       25,662
  1,298,265    Golden Cycle Gold Corporation**<F38>(4)<F43> (5)<F44>                                                2,596,530
    973,000    Golden Phoenix Minerals, Inc.**<F38>                                                                    97,300
    500,000    Golden Star Resources Ltd.**<F38>(1)<F40> (3)<F42> (6)<F45>                                          1,435,000
  1,300,000    International KRL Resources Corp.**<F38>(3)<F42> (5)<F44>                                              214,840
     96,154    Kirkland Lake Gold, Inc.**<F38>(3)<F42>
                 (Acquired 2/28/2005, Cost $234,477)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                          334,656
    286,600    Laramide Resources Ltd.**<F38>(3)<F42>                                                                 296,025
    693,300    Linear Gold Corp.**<F38>(3)<F42> (6)<F45>                                                            5,396,534
  2,000,000    Mag Silver Corporation
                 (Acquired 4/15/2003, Cost $677,191)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               1,576,599
    600,000    Maximus Ventures Ltd.**<F38>(3)<F42>                                                                    84,284
     52,574    MCM Custom Milling Corporation (Acquired 12/1997 - 4/1998, Cost $0) r<F39>                                  53
    471,700    Northern Lion Gold Corp.**<F38>(3)<F42> (5)<F44>                                                       254,325
  2,400,000    Northern Lion Gold Corp.
                 (Acquired 4/28/2003 & 5/03/2004, Cost $546,512)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>     922,162
  3,402,000    Odyssey Resources Limited**<F38>(3)<F42> (5)<F44>                                                      210,833
    301,699    Orezone Resources Inc.**<F38>(3)<F42>                                                                  408,847
    862,000    Osisko Exploration Ltd.**<F38>(3)<F42>                                                                 192,316
  1,809,523    Palladon Ventures Ltd.
                 (Acquired 2/27/2004, Cost $958,383)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               1,009,278
  3,235,000    Pershing Resources Corporation Inc.**<F38>(4)<F43> (5)<F44>                                             97,050
    168,307    Riddarhyttan Resources AB**<F38>(3)<F42>                                                               195,169
  2,000,000    Rimfire Minerals Corporation
                 (Acquired 4/15/2002 & 4/13/2004, Cost $595,665)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>   1,769,955
    425,000    Ross River Minerals Inc.**<F38>(3)<F42>                                                                143,984
    625,000    Ross River Minerals Inc.**<F38>(3)<F42>                                                                211,742
  2,630,300    Sabina Resources Limited**<F38>(3)<F42> (5)<F44>                                                     1,912,630
    750,000    Sabina Resources Limited
                 (Acquired 11/05/2003 , Cost $283,050)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>               545,364
    891,000    Santoy Resources Ltd.**<F38>(3)<F42>                                                                   338,671
  1,000,000    Southern Cross Resources Inc.**<F38>(3)<F42>                                                           735,416
     35,000    Southwestern Resources Corp.**<F38>(1)<F40> (3)<F42> (6)<F45>                                          286,316
    706,100    Sunridge Gold Corp.**<F38>(3)<F42> (5)<F44>                                                            536,781
    666,667    Sunridge Gold Corp.
                 (Acquired 9/12/2003, Cost $476,076)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                 506,803
  1,111,111    Tournigan Gold Corporation**<F38>(3)<F42>                                                              238,712
  1,825,000    Trade Winds Ventures Inc.
                 (Acquired 6/29/2004, Cost $1,001,743)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>             1,206,412
    800,000    Trade Winds Ventures Inc.
                 (Acquired 11/30/2004, Cost $847,500)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>                528,838
  1,600,000    Vedron Gold Inc. (Acquired 2/23/2004, Cost $602,883)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>           237,977
    752,000    Viceroy Exploration Ltd.**<F38>(3)<F42>                                                              1,615,601
    303,030    Viceroy Exploration Ltd.
                 (Acquired 12/01/2004, Cost $561,545)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                         585,928
  1,127,038    Walloper Gold Resources Ltd.
                 (Acquired 3/03/2005, Cost $402,548)**<F38>(2)<F41> (3)<F42> (4)<F43> r<F39>                        1,173,416
    160,600    Western Prospector Group Ltd.**<F38>(3)<F42>                                                           501,626
     62,500    Wheaton River Minerals Ltd.**<F38>(3)<F42>                                                             223,104
    707,600    Wolfden Resources Inc.**<F38>(3)<F42>                                                                1,900,264
                                                                                                                 ------------
                                                                                                                   69,733,900
                                                                                                                 ------------
               CHEMICALS -- 0.0%*<F37>
     89,250    Pioneer Companies, Inc.**<F38>                                                                               9
                                                                                                                 ------------
               HEALTH CARE -- 1.9%*<F37>
  1,250,000    ADVENTRX Pharmaceuticals Inc.
                 (Acquired 2/07/2003, Cost $496,250)**<F38>(2)<F41> (4)<F43> r<F39>                                 1,795,625
    245,169    Avigen, Inc.**<F38>                                                                                    684,021
    635,367    Cardima, Inc.**<F38>                                                                                   196,964
    170,000    Genitope Corporation**<F38>(6)<F45>                                                                  2,125,000
    290,780    InSite Vision Incorporated**<F38>                                                                      142,482
    143,712    InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**<F38>(2)<F41> (4)<F43> r<F39>           70,419
    374,241    IRIDEX Corporation**<F38>(5)<F44>                                                                    1,856,610
     89,311    Neurobiological Technologies, Inc.**<F38>                                                              293,833
    250,000    Pro-Pharmaceuticals, Inc.**<F38>                                                                       687,500
                                                                                                                 ------------
                                                                                                                    7,852,454
                                                                                                                 ------------
               MACHINERY -- 1.3%*<F37>
    359,600    Lancer Corporation**<F38>                                                                            5,501,880
                                                                                                                 ------------
               OIL AND GAS -- 0.0%*<F37>
          1    Viking Energy Royalty Trust(3)<F42>                                                                          6
                                                                                                                 ------------
               PIPING SYSTEMS -- 0.4%*<F37>
     80,000    The Shaw Group Inc.**<F38>(1)<F40> (6)<F45>                                                          1,744,000
                                                                                                                 ------------
               POLLUTION CONTROL -- 0.8%*<F37>
  3,141,045    KleenAir Systems, Inc.**<F38>(4)<F43> (5)<F44>                                                         314,105
    866,300    Sonic Environmental Solutions Inc.**<F38>(3)<F42> (5)<F44>                                           1,932,747
    450,000    Sonic Environmental Solutions Inc.
                 (Acquired 10/31/2003, Cost $617,220)**<F38>(2)<F41> (3)<F42> (4)<F43> (5)<F44> r<F39>              1,003,966
                                                                                                                 ------------
                                                                                                                    3,250,818
                                                                                                                 ------------
               RECYCLING -- 0.1%*<F37>
  7,213,688    Itronics Inc.**<F38>(5)<F44>                                                                           555,454
                                                                                                                 ------------
               RESTAURANTS -- 0.0%*<F37>
          6    Restaurant Brands New Zealand Limited(3)<F42>                                                                5
                                                                                                                 ------------
               SATELLITE -- 0.1%*<F37>
     96,315    Globalstar LLC Base Creditor Membership Interests                                                      404,552
                 (Acquired 12/21/2004, Cost $359,097)**<F38>(4)<F43> r<F39>
     11,462    Globalstar LLC Release-Based Membership Interests                                                       48,144
                 (Acquired 12/21/2004, Cost $42,736)**<F38>(4)<F43> r<F39>
                                                                                                                 ------------
                                                                                                                      452,696
                                                                                                                 ------------
               TECHNOLOGY -- 0.1%*<F37>
 12,604,200    Aura Systems, Inc.**<F38>(4)<F43>                                                                      252,084
                                                                                                                 ------------
               TEXTILE -- 0.0%*<F37>
    310,500    Cone Mills Corporation**<F38>                                                                              932
                                                                                                                 ------------
               TOTAL COMMON STOCKS (Cost $68,091,557)                                                              89,344,238
                                                                                                                 ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS PURCHASED -- 0.1%*<F37>
               Cameco Corporation:
        400      Expiration June 2005, Exercise Price $40.00                                                          268,000
               Financial Select Sector SPDR Fund:
        800      Expiration May 2005, Exercise Price $29.00                                                            30,000
                                                                                                                 ------------
               TOTAL CALL OPTIONS (Cost $186,253)                                                                     298,000
                                                                                                                 ------------
               PUT OPTIONS PURCHASED -- 2.2%*<F37>
               Advanced Micro Devices, Inc.:
      1,300      Expiration April 2005, Exercise Price $16.00                                                          87,750
        300      Expiration April 2005, Exercise Price $19.00                                                          90,000
        200      Expiration April 2005, Exercise Price $20.00                                                          78,000
        800      Expiration July 2005, Exercise Price $16.00                                                          116,000
               AGCO Corporation:
        300      Expiration May 2005, Exercise Price $22.50                                                           126,000
               Airgas, Inc.:
        500      Expiration April 2005, Exercise Price $22.50                                                           8,750
        300      Expiration April 2005, Exercise Price $25.00                                                          36,750
               Ambac Financial Group, Inc.:
        200      Expiration August 2005, Exercise Price $75.00                                                         79,000
               AmeriCredit Corp.:
        100      Expiration August 2005, Exercise Price $25.00                                                         27,500
               Apple Computer, Inc.:
        500      Expiration April 2005, Exercise Price $27.50                                                           1,250
               Applied Materials, Inc.:
        600      Expiration July 2005, Exercise Price $18.00                                                          123,000
               AutoNation, Inc.:
        300      Expiration April 2005, Exercise Price $17.50                                                           2,250
               AutoZone, Inc.:
        300      Expiration June 2005, Exercise Price $85.00                                                          102,000
               Avon Products, Inc.:
        500      Expiration April 2005, Exercise Price $40.00                                                           5,000
               Ball Corporation:
        200      Expiration August 2005, Exercise Price $40.00                                                         32,500
               Bank of America Corporation:
        900      Expiration August 2005, Exercise Price $45.00                                                        204,750
               BB&T Corporation:
        200      Expiration September 2005, Exercise $37.50                                                            29,000
               The Bear Stearns Companies Inc.:
        300      Expiration July 2005, Exercise $100.00                                                               133,500
        200      Expiration October 2005, Exercise $90.00                                                              55,000
               Beazer Homes USA, Inc.:
        300      Expiration May 2005, Exercise Price $50.00                                                           100,500
               Best Buy Co., Inc.:
        300      Expiration June 2005, Exercise Price $50.00                                                           42,000
               The Black & Decker Corporation.:
        100      Expiration May 2005, Exercise Price $75.00                                                            10,500
               Brunswick Corporation:
        200      Expiration September 2005, Exercise Price $45.00                                                      50,000
               Capital One Financial Corporation:
        200      Expiration June 2005, Exercise Price $70.00                                                           26,500
        200      Expiration September 2005, Exercise Price $65.00                                                      34,000
               CarMax, Inc.:
        200      Expiration April 2005, Exercise Price $30.00                                                          11,000
               The CBOE Internet Index:
      1,400      Expiration September 2005, Exercise Price $170.00                                                    910,000
               Cendant Corporation.:
        250      Expiration January 2006, Exercise Price $22.50                                                        67,500
               The Cheesecake Factory Incorporated:
        300      Expiration April 2005, Exercise Price $30.00                                                          11,250
               Citigroup Inc.:
        300      Expiration June 2005, Exercise Price $47.50                                                           96,000
        900      Expiration September 2005, Exercise Price $45.00                                                     207,000
               The Clorox Company:
        200      Expiration April 2005, Exercise Price $55.00                                                             500
               Countrywide Financial Corporation:
        300      Expiration April 2005, Exercise Price $35.00                                                          80,250
        200      Expiration July 2005, Exercise Price $30.00                                                           32,500
               Diebold, Incorporated:
        100      Expiration May 2005, Exercise Price $45.00                                                             1,000
               D.R. Horton, Inc.:
        133      Expiration August 2005, Exercise Price $30.00                                                         44,555
               Eastman Kodak Company:
        250      Expiration April 2005, Exercise Price $32.50                                                          16,250
               eBay Inc.:
        600      Expiration April 2005, Exercise Price $47.50                                                         618,000
               EchoStar Communication Corporation:
        400      Expiration September 2005, Exercise Price $27.50                                                      57,000
               Energizer Holdings, Inc.:
        200      Expiration May 2005, Exercise Price $50.00                                                             3,500
        300      Expiration August 2005, Exercise Price $45.00                                                          9,750
               Equifax Inc.:
        300      Expiration April 2005, Exercise Price $25.00                                                           3,750
               Fair Isaac Corporation:
        250      Expiration July 2005, Exercise Price $30.00                                                            8,750
        200      Expiration July 2005, Exercise Price $35.00                                                           37,500
               First Horizon National Corporation:
        200      Expiration April 2005, Exercise Price $45.00                                                          84,000
               Freddie Mac:
        100      Expiration April 2005, Exercise Price $60.00                                                           3,500
        200      Expiration April 2005, Exercise Price $65.00                                                          46,000
        200      Expiration October 2005, Exercise Price $55.00                                                        33,500
               Freescale Semiconductor Inc.:
        500      Expiration June 2005, Exercise Price $17.50                                                           71,250
               General Motors Corporation:
        500      Expiration April 2005, Exercise Price $30.00                                                          43,750
               Golden West Financial Corporation:
        200      Expiration August 2005, Exercise Price $55.00                                                         28,000
               The Goldman Sachs Group, Inc.:
        100      Expiration April 2005, Exercise Price $95.00                                                             750
        400      Expiration July 2005, Exercise Price $100.00                                                          65,000
               H&R Block, Inc.:
        200      Expiration October 2005, Exercise Price $50.00                                                        66,000
               Hewlett-Packard Company:
        500      Expiration August 2005, Exercise Price $20.00                                                         26,250
               International Rectifier Corporation:
        250      Expiration September 2005, Exercise Price $40.00                                                      53,750
               Investors Financial Services Corp.:
        200      Expiration April 2005, Exercise Price $42.50                                                           2,500
        100      Expiration July 2005, Exercise Price $47.50                                                           28,500
               JPMorgan Chase & Co.:
        500      Expiration June 2005, Exercise Price $37.50                                                          165,000
               KB HOME:
        150      Expiration April 2005, Exercise Price $90.00                                                           1,125
        200      Expiration July 2005, Exercise Price $100.00                                                          72,000
               Kohl's Corporation:
        200      Expiration October 2005, Exercise Price $50.00                                                        59,000
               Lehman Brothers Holdings Inc.:
        200      Expiration July 2005, Exercise Price $80.00                                                           15,500
        200      Expiration July 2005, Exercise Price $85.00                                                           29,000
        200      Expiration October 2005, Exercise Price $85.00                                                        52,000
               Lennar Corporation - Class A:
        150      Expiration May 2005, Exercise Price $55.00                                                            34,875
               Lexmark International, Inc.:
        300      Expiration October 2005, Exercise Price $70.00                                                        64,500
               Longs Drug Stores Corporation:
        200      Expiration June 2005, Exercise Price $25.00                                                            2,500
               Medtronic, Inc.:
      2,000      Expiration May 2005, Exercise Price $47.50                                                            85,000
               Merrill Lynch & Co., Inc:
        600      Expiration July 2005, Exercise Price $55.00                                                          106,500
               Monsanto Company:
        500      Expiration April 2005, Exercise Price $50.00                                                           3,750
               Morgan Stanley:
        500      Expiration July 2005, Exercise Price $55.00                                                          121,250
               Nasdaq - 100 Index Tracking Stock:
        200      Expiration June 2005, Exercise Price $37.00                                                           26,500
               Nokia Oyj - ADR:
        700      Expiration July 2005, Exercise Price $15.00                                                           59,500
      2,000      Expiration October 2005, Exercise Price $15.00                                                       220,000
               NVIDIA Corporation:
        500      Expiration September 2005, Exercise Price $25.00                                                     180,000
               The Philadelphia Semiconductor Index:
         50      Expiration June 2005, Exercise Price $430.00                                                         133,000
         50      Expiration September 2005, Exercise Price $390.00                                                     89,250
               The Procter & Gamble Company:
        200      Expiration April 2005, Exercise Price $50.00                                                           1,000
               Rent-A-Center, Inc.:
        300      Expiration September 2005, Exercise Price $25.00                                                      28,500
               Retail HOLDRs Trust:
        200      Expiration July 2005, Exercise Price $92.00                                                           55,000
               Ruti-Sweetwater Inc.:
      1,000      Expiration June 2005, Exercise Price $580.00                                                         965,000
               The Ryland Group, Inc.:
        200      Expiration July 2005, Exercise Price $60.00                                                           86,000
               Scientific-Atlanta, Inc.:
        600      Expiration January 2006, Exercise Price $25.00                                                       115,500
               Silicon Laboratories Inc.:
        300      Expiration October 2005, Exercise Price $30.00                                                       124,500
               Standard and Poor's 500 Index:
      1,100      Expiration June 2005, Exercise Price $1,100.00                                                       814,000
               SUPERVALU INC.:
        200      Expiration July 2005, Exercise Price $30.00                                                            9,500
               Telefonaktiebolaget LM Ericsson - ADR:
      1,200      Expiration April 2005, Exercise Price $30.00                                                         261,000
               Texas Instruments Incorporated:
        500      Expiration April 2005, Exercise Price $20.00                                                           1,250
        500      Expiration October 2005, Exercise Price $25.00                                                        98,750
               Tiffany & Co.:
        300      Expiration November 2005, Exercise Price $30.00                                                       31,500
               Tyco International Ltd.:
      1,000      Expiration January 2006, Exercise Price $17.50                                                         7,500
               United Therapeutics Corporation:
        300      Expiration May 2005, Exercise Price $40.00                                                            19,500
               UTStarcom, Inc.:
      1,200      Expiration April 2005, Exercise Price $12.50                                                         213,000
        500      Expiration August 2005, Exercise Price $12.50                                                        132,500
               Wachovia Corporation:
        300      Expiration July 2005, Exercise Price $50.00                                                           54,000
               Washington Mutual, Inc.:
        500      Expiration July 2005, Exercise Price $40.00                                                           95,000
               Wells Fargo & Company:
        500      Expiration October 2005, Exercise Price $55.00                                                        55,000
               Whirlpool Corporation:
        200      Expiration June 2005, Exercise Price $65.00                                                           45,500
        300      Expiration September 2005, Exercise Price $60.00                                                      61,500
        150      Expiration September 2005, Exercise Price $65.00                                                      53,250
                                                                                                                 ------------
               TOTAL PUT OPTIONS (Cost $12,021,637)                                                                 9,218,805
                                                                                                                 ------------

   SHARES
   ------
               PREFERRED STOCK -- 0.3%*<F37>
    285,300    Aura Systems, Inc.
                 (Acquired 3/31/2003 & 4/01/2003, Cost $2,425,000)**<F38>(4)<F43> r<F39>                              562,041
    127,000    Aura Systems, Inc. (Acquired 8/26/2004, Cost $520,625)**<F38>(4)<F43> r<F39>                           508,000
    525,738    Maxam Gold Corporation (Acquired 12/1997 - 4/1998, Cost $0)**<F38> r<F39>                                  526
                                                                                                                 ------------
               TOTAL PREFERRED STOCK (Cost $2,945,625)                                                              1,070,567
                                                                                                                 ------------
               WARRANTS -- 1.1%*<F37>
    375,000    ADVENTRX Pharmaceuticals Inc.
                 Expiration February 2006, Exercise Price $0.60
                 (Acquired 2/07/2003, Cost $3,750)(4)<F43> r<F39>                                                     380,775
    578,500    Altius Minerals Corporation
                 Expiration July 2005, Exercise Price $2.00 CN
                 (Acquired 7/14/2003, Cost $5,785)(4)<F43> r<F39>                                                     724,918
    450,000    Anatolia Minerals Development Ltd.
                 Expiration December 2006, Exercise Price $2.50 CN
                 (Acquired 12/15/2004, Cost $4,500)(4)<F43> r<F39>                                                     83,627
  7,937,500    Aura Systems, Inc.
                 Expiration August 2011, Exercise Price $0.02
                 (Acquired 8/19/2004, Cost $79,375)(4)<F43> r<F39>                                                     92,869
    766,666    Capstone Gold Corp.
                 Expiration January 2006, Exercise Price $1.00 CN
                 (Acquired 1/26/2004, Cost $7,667)(4)<F43> r<F39>                                                     140,068
    705,883    Capstone Gold Corp.
                 Expiration December 2007, Exercise Price $1.25 CN
                 (Acquired 12/15/2004, Cost $7,059)(4)<F43> r<F39>                                                    235,644
    196,850    Cardima, Inc.
                 Expiration August 2005, Exercise Price $1.91
                 (Acquired 8/09/2001, Cost $19,685)(4)<F43> r<F39>                                                         59
    312,499    Cardima, Inc.
                 Expiration August 2006, Exercise Price $0.90
                 (Acquired 8/05/2002, Cost $3,125)(4)<F43> r<F39>                                                      19,281
    888,889    Cascadero Copper Corporation
                 Expiration December 2006, Exercise Price $0.65 CN
                 (Acquired 12/21/2004, Cost $8,889)(4)<F43> r<F39>                                                         --
    275,000    First Majestic Resource Corp.
                 Expiration May 2005, Exercise Price $1.85 CN
                 (Acquired 5/07/2004, Cost $2,750)(4)<F43> r<F39>                                                      87,826
    454,545    Fronteer Development Group Inc.
                 Expiration March 2006, Exercise Price $1.45 CN
                 (Acquired 3/30/2004, Cost $4,545)(4)<F43> r<F39>                                                     351,557
    200,000    Fronteer Development Group Inc.
                 Expiration February 2007, Exercise Price $2.75 CN
                 (Acquired 2/16/2005, Cost $2,000)(4)<F43> r<F39>                                                     162,965
    577,500    Gold Canyon Resources, Inc.
                 Expiration February 2006, Exercise Price $0.75 CN
                 (Acquired 8/26/2004, Cost $5,775)(4)<F43> r<F39>                                                     103,694
    320,000    Golden Phoenix Minerals, Inc.
                 Expiration February 2006, Exercise Price $0.25
                 (Acquired 3/19/2003, Cost $0)(4)<F43> r<F39>                                                           2,464
    649,000    Mag Silver Corporation
                 Expiration April 2005, Exercise Price $0.75 CN
                 (Acquired 4/15/2003, Cost $6,490)(4)<F43> r<F39>                                                     149,996
  1,071,429    Manhattan Minerals Corporation
                 Expiration May 2005, Exercise Price $0.85 CN
                 (Acquired 5/16/2003, Cost $10,715)(4)<F43> r<F39>                                                         --
    147,220    Metalline Mining Co. Inc.
                 Expiration June 2006, Exercise Price $5.00
                 (Acquired 6/29/2001 & 10/08/2002, Cost $1,472)(4)<F43> r<F39>                                         37,871
    904,761    Palladon Ventures Ltd.
                 Expiration February 2006, Exercise Price $0.80 CN
                 (Acquired 2/27/2004, Cost $9,048)(4)<F43> r<F39>                                                      56,071
    207,000    Shore Gold Inc.
                 Expiration September 2005, Exercise Price $2.75 CN
                 (Acquired 9/28/2004, Cost $2,070)(4)<F43> r<F39>                                                     456,693
    225,000    Sonic Environmental Solutions Inc.
                 Expiration October 2005, Exercise Price $2.10 CN
                 (Acquired 10/31/2003, Cost $2,250)(4)<F43> r<F39>                                                    126,165
    333,333    Sunridge Gold Corp.
                 Expiration September 2005, Exercise Price $1.75 CN
                 (Acquired 9/12/2003, Cost $3,333)(4)<F43> r<F39>                                                      37,074
    555,556    Tournigan Gold Corporation
                 Expiration November 2005, Exercise Price $0.65 CN
                 (Acquired 5/11/2004, Cost $5,556)(4)<F43> r<F39>                                                       5,509
  1,825,000    Trade Winds Ventures Inc.
                 Expiration June 2005, Exercise Price $0.90 CN
                 (Acquired 6/29/2004, Cost $18,250)(4)<F43> r<F39>                                                    247,465
    400,000    Trade Winds Ventures Inc.
                 Expiration November 2005, Exercise Price $1.50 CN
                 (Acquired 11/30/2004, Cost $4,000)(4)<F43> r<F39>                                                     33,713
    151,515    Viceroy Exploration Ltd.
                 Expiration December 2006, Exercise Price $2.75 CN
                 (Acquired 12/01/2004, Cost $1,515)(4)<F43> r<F39>                                                     82,042
    563,519    Walloper Gold Resources Ltd.
                 Expiration March 2007, Exercise Price $1.00 CN
                 (Acquired 3/03/2005, Cost $5,635)(4)<F43> r<F39>                                                     334,703
    233,333    Yamana Gold Inc.
                 Expiration July 2008, Exercise Price $1.50 CN
                 (Acquired 7/31/2003, Cost $2,333)(4)<F43> r<F39>                                                     478,871
                                                                                                                 ------------
               TOTAL WARRANTS (Cost $227,572)                                                                       4,431,920
                                                                                                                 ------------

 PRINCIPAL
   AMOUNT
 ---------
               CONVERTIBLE DEBENTURES -- 0.1%*<F37>
               Golden Phoenix Minerals, Inc.
$ 2,643,513      (Acquired 1/14/2000, Cost $300,000)(4)<F43> r<F39>                                                   211,481
                                                                                                                 ------------
               U.S. TREASURY OBLIGATIONS -- 72.0%*<F37>
               U.S. Treasury Bills:
  4,600,000      2.403%, 4/07/2005                                                                                  4,598,158
 17,500,000      2.443%, 5/05/2005(6)<F45>                                                                         17,459,628
               U.S. Treasury Notes:
 14,100,000      1.625%, 4/30/2005                                                                                 14,086,774
 20,300,000      1.250%, 5/31/2005(7)<F46>                                                                         20,251,625
 10,000,000      1.125%, 6/30/2005(6)<F45>                                                                          9,960,940
 57,953,000      1.500%, 7/31/2005(6)<F45>                                                                         57,685,895
 52,600,000      2.000%, 8/31/2005(7)<F46>                                                                         52,378,080
  4,642,000      1.625%, 9/30/2005                                                                                  4,608,271
 71,000,000      1.875%, 11/30/2005(6)<F45>                                                                        70,367,674
  7,000,000      1.875%, 12/31/2005                                                                                 6,927,263
 10,800,000      1.875%, 1/31/2006(6)<F45>                                                                         10,670,065
 10,500,000      1.625%, 2/28/2006(7)<F46>                                                                         10,332,651
 17,220,000      1.500%, 3/31/2006(7)<F46>                                                                         16,893,767
                                                                                                                 ------------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $297,238,727)                                                296,220,791
                                                                                                                 ------------
   SHARES
   ------
               SHORT TERM INVESTMENTS -- 0.7%*<F37>
               Mutual Funds -- 0.7%*<F37>
  3,005,532    Treasury Cash Series II                                                                              3,005,532
                                                                                                                 ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $3,005,532)                                                       3,005,532
                                                                                                                 ------------
               TOTAL INVESTMENTS (Cost $384,016,903)                                                             $403,801,334
                                                                                                                 ------------
                                                                                                                 ------------

CN - Canadian Dollars
ADR - American Depository Receipt
  *<F37>   Calculated as a percentage of net assets.
 **<F38>   Non-income producing security.
  r<F39>   Restricted security.
(1)<F40> Shares are held to cover all or a portion of a corresponding short position.
(2)<F41>   Private placement issue (trades at a discount to market value).
(3)<F42>   Foreign security.
(4)<F43>   Fair valued security.
(5)<F44>   Affiliated company.
(6)<F45> All or a portion of the securities have been committed as collateral for open short positions.
(7)<F46> All or a portion of the securities have been committed as collateral for futures contracts.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2005
(UNAUDITED)

 SHARES                                                                VALUE
 ------                                                                -----
 160,000    Advanced Energy Industries, Inc.                      $  1,547,200
  19,000    Advanced Micro Devices, Inc.                               306,280
  92,000    AGCO Corporation                                         1,679,000
  15,000    Agnico-Eagle Mines Limited                                 218,250
  87,500    Airgas, Inc.                                             2,090,375
 135,000    Akamai Technologies, Inc.                                1,718,550
  50,000    Alcatel SA - ADR                                           603,500
   8,000    Ambac Financial Group, Inc.                                598,000
  60,000    American Axle & Manufacturing Holdings, Inc.             1,470,000
  70,000    Analog Devices, Inc.                                     2,529,800
  50,000    Andrew Corporation                                         585,500
 161,000    Applied Materials, Inc.                                  2,616,250
   4,000    AutoZone, Inc.                                             342,800
  70,000    Avon Products, Inc.                                      3,005,800
  59,000    Bank of America Corporation                              2,601,900
 500,000    Bema Gold Corporation                                    1,340,000
  10,000    The Black & Decker Corporation                             789,900
  41,000    Bowater Incorporated                                     1,544,470
  22,500    Brinker International, Inc.                                814,950
  18,000    Capital One Financial Corporation                        1,345,860
 100,000    Cendant Corporation                                      2,054,000
  10,000    CenturyTel, Inc.                                           328,400
  41,000    Cisco Systems, Inc.                                        733,490
  59,000    Citigroup Inc.                                           2,651,460
  70,000    Consumer Staples Select Sector SPDR Fund                 1,611,400
  82,500    Convergys Corporation                                    1,231,725
  50,000    Copart, Inc.                                             1,178,000
  62,000    Countrywide Financial Corporation                        2,012,520
 250,000    DIAMONDS Trust, Series I                                26,245,000
 300,000    Eldorado Gold Corporation                                  861,000
  65,000    Eli Lilly and Company                                    3,386,500
  20,000    EMS Technologies, Inc.                                     272,000
  82,500    Ethan Allen Interiors Inc.                               2,640,000
  62,000    Fannie Mae                                               3,375,900
 232,000    Financial Select Sector SPDR Fund                        6,586,480
 245,000    Ford Motor Company                                       2,775,850
 182,000    Foundry Networks, Inc.                                   1,801,800
  46,000    Freddie Mac                                              2,907,200
 107,000    Freescale Semiconductor Inc.                             1,813,650
  95,000    General Motors Corporation                               2,792,050
 300,000    Golden Star Resources Ltd.                                 861,000
   4,000    The Goldman Sachs Group, Inc.                              439,960
  50,000    The Home Depot, Inc.                                     1,912,000
  32,000    Huntington Bancshares Incorporated                         764,800
 131,700    IKON Office Solutions, Inc.                              1,302,513
 103,000    Integrated Device Technology, Inc.                       1,239,090
  32,000    iShares Lehman 20+ Year Treasury Bond Fund               2,858,560
  30,000    iShares Russell 2000 Growth Index Fund                   1,877,400
 100,000    Ivanhoe Mines Ltd.                                         747,000
  89,000    JPMorgan Chase & Co.                                     3,079,400
  33,000    Kellogg Company                                          1,427,910
  38,000    Kohl's Corporation                                       1,961,940
   5,000    Lehman Brothers Holdings Inc.                              470,800
  44,000    Majesco Holdings Inc.                                      509,520
  32,000    MBIA Inc.                                                1,672,960
   9,000    Merrill Lynch & Co., Inc.                                  509,400
  23,000    MGIC Investment Corporation                              1,418,410
  20,000    Micrel, Incorporated                                       184,400
  63,000    Microchip Technology Incorporated                        1,638,630
  60,000    Micron Technology, Inc.                                    620,400
 174,000    Nokia Oyj - ADR                                          2,684,820
  35,000    NorthWestern Corporation                                       315
  25,000    NVIDIA Corporation                                         594,000
   5,250    PHH Corporation                                            114,818
  65,000    Plantronics, Inc.                                        2,475,200
 285,000    PMC-Sierra, Inc.                                         2,508,000
 105,000    Rent-A-Center, Inc.                                      2,867,550
 100,000    Sabre Holdings Corporation                               2,188,000
  31,000    Scientific-Atlanta, Inc.                                   874,820
  80,000    The Shaw Group Inc.                                      1,744,000
  80,000    Silicon Laboratories Inc.                                2,376,800
  35,000    Southwestern Resources Corp.                               286,316
 235,000    SPDR Trust Series 1                                     27,720,600
  45,000    Stericycle, Inc.                                         1,989,000
  73,000    SUPERVALU INC.                                           2,434,550
  10,000    Technology Select Sector SPDR Fund                         195,600
  91,000    Telefonaktiebolaget LM Ericsson - ADR                    2,566,200
  32,000    Texas Instruments Incorporated                             815,680
  25,000    Tiffany & Co.                                              863,000
 301,000    UTStarcom, Inc.                                          3,295,950
  37,000    Wal-Mart Stores, Inc.                                    1,854,070
  49,000    Washington Mutual, Inc.                                  1,935,500
  60,000    Whirlpool Corporation                                    4,063,800
  29,000    Williams-Sonoma, Inc.                                    1,065,750
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT (Proceeds $180,429,274)   $188,017,242
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
(UNAUDITED)

    SHARES                                                                                                     VALUE
    ------                                                                                                     -----
               COMMON STOCKS -- 8.6%

               CANADA -- 4.8%
    300,000    Anatolia Minerals Development Ltd.(2)<F49>                                                   $    314,824
    871,100    BacTech Mining Corporation(2)<F49>                                                                 68,381
    445,000    Central Fund of Canada Limited - Class A                                                        2,389,650
  1,950,000    Crystallex International Corporation(2)<F49>                                                    6,844,500
  1,375,000    First Majestic Resource Corp.
                 (Acquired 5/07/2004, Cost $1,518,344)(1)<F48> (2)<F49> (4)<F51> r<F47>                        2,099,653
    600,000    Gateway Gold Corp. (Acquired 3/04/2004, Cost $1,237,135)(1)<F48> (2)<F49> r<F47>                  399,108
    210,000    Goldcorp Inc.                                                                                   2,989,437
     65,000    Placer Dome Inc.                                                                                1,054,300
  1,712,500    Wolfden Resources Inc.(2)<F49>                                                                  4,598,930
                                                                                                            ------------
                                                                                                              20,758,783
                                                                                                            ------------
               CHANNEL ISLANDS -- 1.6%
    560,306    Randgold Resources Limited - ADR(2)<F49>                                                        6,925,382
                                                                                                            ------------
               SOUTH AFRICA -- 0.7%
     85,000    AngloGold Ashanti Limited - ADR                                                                 2,928,250
                                                                                                            ------------
               SWEDEN -- 1.1%
  4,343,769    Riddarhyttan Resources AB(2)<F49>                                                               5,037,037
                                                                                                            ------------
               UNITED STATES -- 0.4%
    100,000    Royal Gold, Inc.                                                                                1,833,000
                                                                                                            ------------
               TOTAL COMMON STOCK (Cost $33,256,899)                                                          37,482,452
                                                                                                            ------------

               PREFERRED STOCK -- 0.2%
    109,900    Freeport-McMoRan Copper & Gold, Inc.(2)<F49>                                                      808,864
                                                                                                            ------------
               TOTAL PREFERRED STOCK (Cost $873,705)                                                             808,864
                                                                                                            ------------

  OUNCES
  ------
               COMMODITIES -- 1.0%
     10,096    Gold Bullion(1)<F48> (2)<F49>                                                                   4,328,157
                                                                                                            ------------
               TOTAL COMMODITIES (Cost $3,094,451)                                                             4,328,157
                                                                                                            ------------

 PRINCIPAL
  AMOUNT
 ---------
               CORPORATE NOTES -- 1.6%
               UBS AG
$ 7,000,000      0.00%, 8/29/2008
                 (Acquired 5/22/2003, Cost $7,000,000)(1)<F48> (3)<F50> r<F47>                                 7,035,000
                                                                                                            ------------
               TOTAL CORPORATE NOTES (Cost $7,000,000)                                                         7,035,000
                                                                                                            ------------

                    CONVERTIBLE BONDS -- 0.6%
    3,000,000  CN   BacTech Mining Corporation 10.00%, 3/15/2009
                      (Acquired 3/15/2004, Cost $2,230,050)(1)<F48> r<F47>                                     2,478,929
                                                                                                            ------------
                    TOTAL CONVERTIBLE BONDS (Cost $2,230,050)                                                  2,478,929
                                                                                                            ------------

                    U.S. TREASURY OBLIGATIONS -- 9.9%
                    U.S. Treasury Notes:
 $ 28,100,000         1.88%, 1/31/2006                                                                        27,761,929
   15,500,000         1.63%, 2/28/2006                                                                        15,252,961
                                                                                                            ------------
                    TOTAL U.S. TREASURIES (Cost $43,190,189)                                                  43,014,890
                                                                                                            ------------

                    FOREIGN TREASURY OBLIGATIONS -- 74.0%

                    AUSTRALIA -- 1.1%
                    Australian Government Bond:
    6,207,000  AU     7.50%, 7/15/2005                                                                         4,820,582
                                                                                                            ------------
                    AUSTRIA -- 5.3%
                    Austrian Government Bond:
   26,825,000  SF     3.25%, 1/27/2006                                                                        22,848,783
                                                                                                            ------------
                    CANADA -- 4.4%
                    Canadian Government Bond:
   23,366,000  CN     3.50%, 6/01/2005                                                                        19,337,286
                                                                                                            ------------
                    DENMARK -- 5.4%
                    Kingdom of Denmark Bonds:
   33,425,000  DK     5.00%, 8/15/2005                                                                         5,870,410
  100,590,000  DK     3.00%, 11/15/2006                                                                       17,647,304
                                                                                                            ------------
                                                                                                              23,517,714
                                                                                                            ------------
                    FINLAND -- 1.5%
                    Finnish Government Bond:
    5,098,000  EU     2.75%, 7/04/2006                                                                         6,642,370
                                                                                                            ------------
                    FRANCE -- 9.8%
                    French Treasury Bond:
   23,023,000  EU     7.75%, 10/25/2005                                                                       30,746,502
                    French Treasury Note:
    8,970,000  EU     5.00%, 7/12/2005                                                                        11,716,086
                                                                                                            ------------
                                                                                                              42,462,588
                                                                                                            ------------
                    HONG KONG -- 5.3%
                    Hong Kong Government Bond:
  179,450,000  HK     1.61%, 5/17/2005(1)<F48>                                                                22,989,148
                                                                                                            ------------
                    ICELAND -- 3.2%
                    Nordic Treasury Bill:
  989,000,000  IK     0.00%, 2/09/2007(1)<F48>                                                                13,963,313
                                                                                                            ------------
                    ITALY -- 4.8%
                    Republic of Italy Bond:
2,234,000,000  JY     3.75%, 6/08/2005                                                                        20,974,489
                                                                                                            ------------
                    NETHERLANDS -- 4.4%
                    Netherlands Government Bond:
   14,645,000  EU     3.00%, 7/15/2006                                                                        19,142,203
                                                                                                            ------------
                    NEW ZEALAND -- 2.7%
                    New Zealand Government Bond:
   16,650,000  NZ     6.50%, 2/15/2006                                                                        11,858,920
                                                                                                            ------------
                    NORWAY -- 3.2%
                    Norwegian Government Bond:
   62,559,000  NK     6.75%, 1/15/2007                                                                        10,569,903
                    Norwegian Treasury Bill:
   19,975,000  NK     0.00%, 12/21/2005                                                                        3,105,867
                                                                                                            ------------
                                                                                                              13,675,770
                                                                                                            ------------
                    SINGAPORE -- 4.0%
                    Singapore Government Bonds:
    3,688,000  SD     4.38%, 10/15/2005                                                                        2,263,490
   25,445,000  SD     1.00%, 2/01/2006                                                                        15,276,850
                                                                                                            ------------
                                                                                                              17,540,340
                                                                                                            ------------
                    SPAIN -- 2.6%
                    Spanish Government Bond:
    8,517,000  EU     3.20%, 1/31/2006                                                                        11,127,485
                                                                                                            ------------
                    SWEDEN -- 1.0%
                    Swedish Government Bonds:
   30,820,000  SK     3.50%, 4/20/2006                                                                         4,418,112
                                                                                                            ------------
                    SWITZERLAND -- 13.3%
                    Swiss Government Bond:
   67,034,000  SF   4.50%, 4/8/2006                                                                           58,020,045
                                                                                                            ------------
                    UNITED KINGDOM -- 2.0%
                    United Kingdom Treasury Bond:
    4,450,000  BP     8.50%, 12/07/2005                                                                        8,627,375
                                                                                                            ------------
                    TOTAL FOREIGN TREASURY OBLIGATIONS (Cost $321,457,918)                                   321,966,523
                                                                                                            ------------

   SHARES
   ------
               WARRANTS -- 0.0%
    2,000,000  BacTech Mining Corporation                                                                          2,975
                 Expiration March 2006, Exercise Price $1.00 CN
                 (Acquired 3/15/2004, Cost $20,000)(1)<F48> r<F47>
      687,500  First Majestic Resource Corp.                                                                     219,566
                 Expiration May 2005, Exercise Price $1.85 CN
                 (Acquired 5/07/2004, Cost $6,875)(1)<F48> r<F47>
                                                                                                            ------------
               TOTAL WARRANTS (Cost $26,875)                                                                     222,541
                                                                                                            ------------

               SHORT-TERM INVESTMENTS -- 0.3%

               MUTUAL FUNDS -- 0.3%
    1,448,780  Treasury Cash Series II                                                                         1,448,780
                                                                                                            ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $1,448,780)                                                  1,448,780
                                                                                                            ------------
               TOTAL INVESTMENTS (Cost $412,578,867) -- 96.2%                                                418,786,136
                                                                                                            ------------
               Other Assets less Liabilities -- 3.8%                                                          16,614,710
                                                                                                            ------------
               Total Net Assets -- 100.0%                                                                   $435,400,846
                                                                                                            ------------
                                                                                                            ------------

  r<F47>   Restricted security.
(1)<F48>   Fair valued investment.
(2)<F49>   Non-income producing security.
(3)<F50>   Redemption value linked to the value of gold bullion.
(4)<F51>   Affiliated company.
ADR - American Depository Receipt
 AU - Australian Dollars
 BP - British Pounds
 CN - Canadian Dollars
 DK - Danish Krone
 EU - European Monetary Units
 HK - Hong Kong Dollars
 IK - Iceland Krona
 JY - Japanese Yen
 NK - Norwegian Kroner
 NZ - New Zealand Dollars
 SD - Singapore Dollars
 SF - Swiss Francs
 SK - Swedish Krona

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005
(UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Global Income Fund (formerly the Prudent Safe Harbor
   Fund) and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of March 31, 2005, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

   The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

   The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

   The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

   The following is a summary of significant accounting policies consistently followed by the Funds.

   a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At March 31, 2005, fair value investments represent 9.8% and 12.3% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

   b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

   c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

   d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

   f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

   g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

   h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

   i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
       (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

   j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2005, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $37,073,983 and $12,235,231, respectively, representing 9.0% and 2.8% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

   k) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

   l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

   m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $868,415 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

   Prudent Bear Fund
   No Load Shares:
                                                         Six Months Ended
                                                          March 31, 2005
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $  89,879,147      16,568,823
       Redemption Fees                                   2,460              --
       Issued as reinvestment of dividends                  --              --
       Redeemed                                   (111,968,463)    (20,650,674)
                                                 -------------     -----------
       Net Increase                              $ (22,086,856)     (4,081,851)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      75,212,452
                                                                   -----------
           End of Period                                            71,130,601
                                                                   -----------
                                                                   -----------

   Class C Shares:
                                                         Six Months Ended
                                                          March 31, 2005
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $   6,565,787       1,242,615
       Redemption Fees                                      --              --
       Issued as reinvestment of dividends                  --              --
       Redeemed                                     (2,488,059)       (475,646)
                                                 -------------     -----------
       Net Increase                              $   4,077,728         766,969
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                       2,870,857
                                                                   -----------
           End of Period                                             3,637,826
                                                                   -----------
                                                                   -----------

   No Load Shares:
                                                            Year Ended
                                                        September 30, 2004
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $ 469,264,003      75,117,041
       Redemption Fees                                  51,170              --
       Issued as reinvestment of dividends          22,076,569       3,560,737
       Redeemed                                   (508,730,461)    (82,619,539)
                                                 -------------     -----------
       Net Increase                              $ (17,338,719)     (3,941,761)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      79,154,213
                                                                   -----------
           End of Period                                            75,212,452
                                                                   -----------
                                                                   -----------

   Class C Shares:
                                                            Year Ended
                                                        September 30, 2004
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $  10,213,520       1,733,761
       Redemption Fees                                   6,687              --
       Issued as reinvestment of dividends             487,969          80,258
       Redeemed                                     (5,355,996)       (897,635)
                                                 -------------     -----------
       Net Increase                              $   5,352,180         916,384
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                       1,954,473
                                                                   -----------
           End of Period                                             2,870,857
                                                                   -----------
                                                                   -----------

   Prudent Global Income
                                                         Six Months Ended
                                                          March 31, 2005
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $ 200,918,604      15,801,458
       Redemption Fees                                     752               -
       Issued as reinvestment of dividends          33,586,483       2,781,588
       Redeemed                                   (235,288,498)    (18,803,812)
                                                 -------------     -----------
       Net Increase                              $    (782,659)       (220,766)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      37,301,563
                                                                   -----------
           End of Period                                            37,080,797
                                                                   -----------
                                                                   -----------

                                                            Year Ended
                                                        September 30, 2004
                                                  ----------------------------
                                                       $              Shares
                                                  ----------        ----------
       Sold                                      $ 479,754,476      37,544,662
       Redemption Fees                                  22,000              --
       Issued as reinvestment of dividends          22,145,621       1,756,776
       Redeemed                                   (512,591,195)    (40,447,791)
                                                 -------------     -----------
       Net Increase                              $ (10,669,098)     (1,146,353)
                                                 -------------
                                                 -------------
       Shares Outstanding:
           Beginning of Period                                      38,447,916
                                                                   -----------
           End of Period                                            37,301,563
                                                                   -----------
                                                                   -----------

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended March 31, 2005, were as follows:

                     Prudent Bear Fund         Prudent Global Income Fund
                     -----------------         --------------------------
   Purchases            $362,021,687                  $519,242,373
   Sales                $398,099,662                  $538,660,522

   Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended March 31, 2005, as follows:

                     Prudent Bear Fund         Prudent Global Income Fund
                     -----------------         --------------------------
   Purchases            $115,495,618                  $298,336,059
   Sales                $135,999,013                  $302,806,074

   At September 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                             Prudent Bear Fund     Prudent Global Income Fund
                                             -----------------     --------------------------
   Cost of investments                         $ 438,722,083              $428,132,076
                                               -------------              ------------
                                               -------------              ------------
   Gross unrealized appreciation               $  37,091,358              $ 26,045,042
   Gross unrealized depreciation                 (36,067,823)               (3,500,110)
                                               -------------              ------------
   Net unrealized appreciation                 $   1,023,536              $ 22,544,932
                                               -------------              ------------
                                               -------------              ------------
   Undistributed ordinary income               $          --              $  1,235,283
   Undistributed long-term capital gain                   --                 5,856,582
                                               -------------              ------------
   Total distributable earnings                $          --              $  7,091,865
                                               -------------              ------------
                                               -------------              ------------
   Other accumulated gains (losses)            $(138,795,813)             $    374,303
                                               -------------              ------------
   Total accumulated earnings (losses)         $(137,772,278)             $ 30,011,100
                                               -------------              ------------
                                               -------------              ------------

   The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, adjustments for partnerships and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income of the Prudent Bear Fund for tax purposes at September 30, 2004 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

   The tax character of distributions paid during the six months ended March 31, 2005 and the year ended September 30, 2004 were as follows:

   Prudent Bear Fund               Six months ended       Year ended
                                    March 31, 2005    September 30, 2004
                                   ----------------   ------------------
   Ordinary income                    $        --         $26,712,987
   Long-term capital gain                      --                  --
                                      -----------         -----------
                                      $        --         $26,712,987
                                      -----------         -----------
                                      -----------         -----------

   Prudent Global Income Fund      Six months ended       Year ended
                                    March 31, 2005    September 30, 2004
                                   ----------------   ------------------
   Ordinary income                    $32,428,286         $23,642,616
   Long-term capital gain               5,166,569             590,705
                                      -----------         -----------
                                      $37,594,855         $24,233,321
                                      -----------         -----------
                                      -----------         -----------

   The tax components of capital loss carryovers as of September 30, 2004, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2004) are as follows:

                       Net Capital            Capital Loss        Post-October
                  Loss Carryover*<F52>    Carryover Expiration        Loss
                  --------------------    --------------------    ------------
   Prudent Bear        $ 2,974,983                2011             $25,153,070
                        90,004,020                2012
                       -----------
                       $92,979,003

   *<F52> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

   For the fiscal year ended September 30, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of
   dividends declared    from net investment income designated as qualified
   dividend income were as follows (unaudited):

               Prudent Bear Fund                       1.30%
               Prudent Global Income Fund              3.23%

   For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2004 were as follows (unaudited):

               Prudent Bear Fund                       0.10%
               Prudent Global Income Fund              1.80%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

   U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

   During 2004 Prudent Bear Fund and Prudent Global Income Fund were reimbursed $1,655,543 and $894,005, respectively by U.S. Bancorp Fund Services, LLC for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues are included as "Other Income" in the Statements of Operations of the Funds.

5. EXPENSE REDUCTIONS AND RECOVERY

   The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended September 30, 2004, the Prudent Bear Fund's expenses were reduced by $71,477 by utilizing directed brokerage credits resulting in an expense ratio, before dividends on short positions, of 1.83% and 2.58% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

   Under the terms of the Prudent Global Income's Investment Advisory Agreement ("Agreement") with David W. Tice & Associates, Inc., any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the year ended September 30, 2004, the Advisor recovered $181,187 from the Prudent Global Income Fund.

6. FUTURES CONTRACTS

   At March 31, 2005, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $2,310,750 is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                 Market Value
   Number of                                    of Underlying       Unrealized
   Contracts     Underlying Instrument            Instrument       Appreciation
   ---------     ---------------------          -------------      ------------
   (120)         NASDAQ 100 Index Futures       $(17,892,000)        $ 582,000
                 June 2005

    (75)         Russell 2000 Index Futures      (23,167,500)          491,250
                 June 2005

   (190)         S&P 500 Index Futures           (56,235,250)        1,237,500
                 June 2005

7. TRANSACTIONS WITH AFFILIATES

   The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through March 31, 2005. As defined in Section
   (2)(a)(3) of the Investment Company Act of 1940, such companies are:

Prudent Bear Fund

                                        SHARE                                    SHARE
                                     BALANCE AT                               BALANCE AT                   REALIZED
                                     OCTOBER 1,                                MARCH 31,                    GAINS
SECURITY NAME                           2004       PURCHASES       SALES         2005        DIVIDENDS     (LOSSES)
-------------                        ----------    ---------       -----      ----------     ---------     --------
Altius Minerals Corporation          1,705,400            --       711,100       994,300          --      $1,855,441
Aquiline Resources, Inc.*<F53>       1,686,331       684,615       400,000     1,970,946          --          25,170
Candente Resource Corp.              2,232,550            --     1,727,550       505,000          --         428,598
Capstone Gold Corp.*<F53>            2,651,033     2,561,765            --     5,212,798          --              --
Cardero Resource Corp.*<F53>         3,355,600            --       269,500     3,086,100          --         490,706
Cascadero Copper Corporation*<F53>          --     1,777,778            --     1,777,778          --              --
Franklin Lake Resources Inc.*<F53>     857,143            --            --       857,143          --              --
Fronteer Development
  Group Inc.*<F53>                   1,109,091     2,511,600            --     3,620,691          --              --
Gateway Gold Corp.*<F53>             1,300,000            --            --     1,300,000          --              --
Golden Cycle
  Gold Corporation*<F53>             1,298,265            --            --     1,298,265          --              --
International KRL
  Resources Corp.*<F53>              1,300,000            --            --     1,300,000          --              --
IRIDEX Corporation*<F53>               374,241            --            --       374,241          --              --
Itronics Inc.*<F53>                  2,364,962     5,338,726       490,000     7,213,688          --          (7,837)
Jubilee Platinum plc                 7,355,000       650,000     8,005,000            --          --        (172,233)
KleenAir Systems, Inc.*<F53>         3,141,045            --            --     3,141,045          --              --
Mag Silver Corporation*<F53>         2,000,000            --            --     2,000,000          --              --
Northern Lion Gold Corp*<F53>        2,901,700            --        30,000     2,871,700          --         (16,092)
Odyssey Resources Limited*<F53>      3,477,000            --        75,000     3,402,000          --         (11,993)
Palladon Ventures Ltd.*<F53>         1,809,523            --            --     1,809,523          --              --
Pershing Resources
  Corporation Inc.*<F53>             3,235,000            --            --     3,235,000          --              --
Riddarhyttan Resources AB            2,942,000       226,307     3,000,000       168,307          --       2,006,788
Rimfire Minerals Corporation*<F53>   2,000,000            --            --     2,000,000          --              --
Sabina Resources Limited*<F53>       2,212,000     1,168,300            --     3,380,300          --              --
Sonic Environmental
  Solutions Inc.*<F53>               1,316,300            --            --     1,316,300          --              --
Sunridge Gold Corp.*<F53>            1,372,767            --            --     1,372,767          --              --
Trade Winds Ventures Inc.*<F53>      1,825,000       800,000            --     2,625,000          --              --
                                                                                                  --
                                                                                                ----      ----------
                                                                                                  --      $4,598,548
                                                                                                ----      ----------
                                                                                                ----      ----------

*<F53>  Affiliated as of March 31, 2005.

   The following companies are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through March 31, 2005. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the companies are:

Prudent Global Income Fund

                                         SHARE                                    SHARE
                                      BALANCE AT                                BALANCE AT                  REALIZED
                                      OCTOBER 1,                                MARCH 31,                     GAINS
SECURITY NAME                            2004        PURCHASES      SALES          2005       DIVIDENDS     (LOSSES)
-------------                         ----------     ---------      -----       ----------    ---------     --------
First Majestic Resource Corp.*<F54>    1,375,000           --         --        1,375,000          --      $      --
Riddarhyttan Resources AB              4,033,500      310,269         --        4,343,769          --             --
                                                                                                 ----      ---------
                                                                                                           $      --
                                                                                                 ----      ---------
                                                                                                 ----      ---------

*<F54>  Affiliated as of March 31, 2005.

8. SERVICE AND DISTRIBUTION PLAN

   The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $477,122 for the No Load Shares and $85,784 for the Class C Shares pursuant to the Plans for the period ended March 31, 2005. The Prudent Global Income Fund incurred $659,824 pursuant to the Plan for the period ended March 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

   Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

   Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2004 is available at the Funds' website at http://www.prudentbear.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER LLP
   MILWAUKEE, WISCONSIN

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
----------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   ------------------------------------

     By (Signature and Title)  /s/ David W. Tice
                               ------------------------
                               David W. Tice, President

     Date      June 1, 2005
           --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ David W. Tice
                               ------------------------
                               David W. Tice, President

     Date      June 1, 2005
           --------------------

     By (Signature and Title)  /s/David W. Tice
                               ------------------------
                               David W. Tice, Treasurer

     Date      June 1, 2005
           --------------------